Filed pursuant to Rule 497(c) under the Securities Act of 1933, as amended
File No. 033-53698

May 1, 2023

THE INTEGRITY FUNDS
Class A, Class C, and Class I Shares

INTEGRITY DIVIDEND SUMMIT FUND
Class A: APAYX; Class C: CPAYX; and Class I: IPAYX

PROSPECTUS

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INTEGRITY DIVIDEND SUMMIT FUND—FUND SUMMARY	1

ADDITIONAL INFORMATION—INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS	4

FUND MANAGEMENT	7

THE SHARES OFFERED	9

HOW TO REDUCE YOUR SALES CHARGE	12

HOW TO BUY SHARES	13

IMPORTANT INFORMATION ABOUT PURCHASES	14

SPECIAL SERVICES	16

HOW TO SELL SHARES	17

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	18

DISTRIBUTIONS	20

FEDERAL TAX MATTERS	20

NET ASSET VALUE	23

FUND SERVICE PROVIDERS	23

CERTAIN FEES PAID TO FINANCIAL INTERMEDIARIES	24

SHAREHOLDER INQUIRIES AND MAILINGS	24

FINANCIAL HIGHLIGHTS	24

APPENDIX A—INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND DISCOUNTS	A-1

INTEGRITY DIVIDEND SUMMIT FUND—FUND SUMMARY

Investment Objectives

The Integrity Dividend Summit Fund (the “Fund”) seeks to maximize qualified dividend income with long term appreciation as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “The Shares Offered; Class A Shares” and “How to Reduce Your Sales Charge” on page 9 and 12, respectively, of the Fund’s prospectus, Appendix A of the Fund’s prospectus, and “Purchase and Redemption of Shares” on page B-24 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(1)	0.75%	0.75%	0.75%
Total Annual Fund Operating Expenses	1.75%	2.50%	1.50%
Fee Waivers and Expense Reimbursements(2)	(0.76%)	(0.76%)	(0.76%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	0.99%	1.74%	0.74%

(1)	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

(2)

The Fund’s investment adviser, Viking Fund Management, LLC (“Viking Management” or the “Adviser”), has contractually agreed to waive fees and reimburse expenses through November 29, 2024, so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99% of average daily net assets for Class A shares, 1.74% of average daily net assets for Class C shares, and 0.74% of average daily net assets for Class I shares. This expense limitation agreement may only be terminated or modified prior to November 29, 2024 with the approval of the Fund’s Board of Trustees. The terms of the expense limitation agreement provide that Viking Management is entitled to recoup such amounts waived or reimbursed for a period of up to three years from the date on which Viking Management waived fees or reimbursed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation.

Example—This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement remains in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	Class A Shares	Class C Shares	Class I Shares	Class C Shares
1 Year	$596	$277	$76	$177
3 Years	$953	$706	$399	$706

Portfolio Turnover—The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund commenced operations on or about May 1, 2023. The Fund’s portfolio turnover information will be reported after the Fund’s fiscal period ending July 31, 2023.

Principal Investment Strategies

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, including common stock and preferred stock. For the purpose of this policy, the Fund considers dividend-paying equity securities to be the common or preferred stock of a company that has paid a dividend in the current or preceding calendar year or for which the company has announced a dividend in the current calendar year. In addition, under normal conditions, the Fund invests at least 65% of its net assets in equity securities that pay current dividends at a rate (yield) at least double that of the current yield of S&P 500.

Although the investment process results in the Fund holding primarily large-cap companies, the Fund may invest in companies of any size. In selecting securities, the Team considers a combination of factors, including, but not limited to, dividend yield, dividend growth rate, earnings growth, price-to-earnings (P/E) multiples, valuation, credit rating, balance sheet strength, and volatility. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation. In determining whether to invest in common or preferred stock, the Team will consider a number of factors including its macroeconomic and market outlook.

While the Fund does not concentrate in any one industry, from time to time, it may make significant investments in certain economic sectors as a result of the investment process. The Team’s macroeconomic and market outlook will drive sector selection.

The Fund may invest up to 30% of its net assets in foreign securities. The Fund’s investments in foreign securities are typically in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts (“ADRs”). The Team’s macroeconomic and market outlook, along with geographic location and other factors, will drive the Adviser’s selection of and allocation among foreign securities.

The Team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

The Fund is non-diversified, meaning that it can concentrate its investments in a more limited number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Dividend-Paying Stock Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders could decline when dividend income from stocks in the Fund’s portfolio declines. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which could affect the Fund’s ability to generate income. Key factors that might cause a company to reduce or eliminate its dividend include deteriorating fundamentals or changes in priority of the uses of capital, among other factors.

General Market Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate as a result of market factors such as interest rates, credit spreads, or commodity prices, and the Fund’s share price and the value of your investment may change. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Non-Diversified Fund Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio may be more susceptible to any single event impacting the market value and returns of any one issuer than a diversified fund.

Preferred Stock Risk: Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

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Deferral and Omission Risk: Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

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Credit and Subordination Risk: Credit risk is the risk that a preferred security will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

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Interest Rate Risk: Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

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Call, Reinvestment and Income Risk: During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. The risk that the Fund may be forced to reinvest in lower yielding securities is known as reinvestment risk. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market interest rates that are below the portfolio’s current earnings rate.

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Liquidity Risk: Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

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Limited Voting Rights Risk: Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

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Special Redemption Rights Risk: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Sector Risk: To the extent that the Fund focuses on particular sectors from time to time, the Fund may be subject to greater risk of the adverse developments in such areas of focus than a fund that invests in a wider variety of sectors.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The Fund’s share price may decline as a result of unauthorized actions taken during a security breach or subsequent market activity in response to the security breach.

Risks of Foreign Securities: Foreign markets can be more volatile than U.S. markets. The Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In some foreign markets, it may not be possible for the Fund to repatriate capital, dividends, interest and other income from a particular country or governmental entity.

Risks of Depositary Receipts: Depositary receipts are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Fund Performance

Fund performance is not included in this prospectus because the Fund has not been in operation for a full calendar year. Performance information will be shown after the Fund has been in operation for one calendar year. At that time, annual performance information will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year for Class A Shares and by comparing the Fund’s performance to a broad measure of market performance. The Fund’s performance will also be available at www.integrityvikingfunds.com or by calling 800-276-1262. The Fund’s past performance (before and after taxes) will not necessarily be an indication of how the Fund will perform in the future.

Management

Investment Adviser—Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers—Shannon D. Radke, Senior Portfolio Manager and President of Viking Fund Management, LLC, has served as the Fund’s portfolio manager since its inception on May 1, 2023. Josh Larson, Portfolio Manager, has served as the Fund’s portfolio manager since its inception on May 1, 2023. Michael Morey, Portfolio Manager, has served as the Fund’s portfolio manager since its inception on May 1, 2023. Trey Welstad, Portfolio Manager, has served as the Fund’s portfolio manager since its inception on May 1, 2023.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund.

The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary. To conduct transactions directly with the Fund, you may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION—INVESTMENT OBJECTIVES,
PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

Investment Objectives

The Fund’s investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Additional Information about the Fund’s Principal Investment Strategies

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, including common stock and preferred stock. For the purpose of this policy, the Fund considers dividend-paying equity securities are to be common or preferred stock of a company that has paid a dividend in the current or preceding calendar year or has announced a dividend in the current calendar year. In addition, under normal conditions, the Fund invests at least 65% of its net assets in equity securities that pay current dividends at a rate (yield) at least double that of the current yield S&P 500.

Although the investment process results in the Fund holding primarily large-cap companies, the Fund may invest in companies of any size. In selecting securities, the Fund’s portfolio management team (“Team”) considers a combination of factors, including, but not limited to, dividend yield, dividend growth rate, earnings growth, price-to-earnings (P/E) multiples, valuation, credit rating, balance sheet strength, and volatility. The Team emphasizes dividend yield in selecting stocks for the Fund as income is the primary objective of the of the Fund and the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation. The Team will primarily seek companies whose dividends are deemed qualified for federal income tax purposes and meet the criteria to be taxed at capital gains tax rates, which are lower than income tax rates for some taxpayers. In addition to its emphasis on income, the Team seeks companies with strong balance sheets and potential for earnings growth in an effort to achieve long term appreciation as a secondary objective.

In determining whether to invest in common or preferred stock, the Team will consider a number of factors including macroeconomic and market outlook. The Team will generally favor common stock as it may provide greater potential for capital appreciation. Although the Team will invest in both value and growth stocks, it will emphasize value stocks as they generally pay higher dividends than growth stocks.

While the Fund does not concentrate in any one industry, from time to time, it may make significant investments in certain economic sectors as a result of the investment process. The Team’s macroeconomic and market outlook will drive sector selection.

The Fund may invest up to 30% of its net assets in foreign equity securities, including common stock and preferred stock. The Team’s macroeconomic and market outlook, along with geographic location and other factors, will drive the Adviser’s selection of and allocation among foreign securities. The Team will consider foreign securities with similar attributes to those of the U.S. companies the Team has selected. These attributes may include dividend yield, balance sheet strength, and earnings growth potential. Foreign securities may be subject to valuation risk.

The Team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

Temporary Defensive Positions, Cash Management Investments, and Certain Other Investments

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political, or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds, high quality short-term fixed income securities, and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances, and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, the Fund may, from time to time, invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

The Fund may invest in other investment companies to the extent permitted by federal law and any exemptions granted by the Securities and Exchange Commission upon which the Fund may rely.

Principal Risks

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in the Fund, you should consider its principal risks. Below is additional information about certain of the principal risks that are described in the Fund Summary:

Dividend-Paying Stock Risk: Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividend-paying companies. The Fund’s focus on dividend-paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend-paying securities. Key factors that might cause a company to reduce or eliminate its dividend include deteriorating fundamentals or changes in priority of the uses of capital, among other factors.

Market and Economic Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to factors affecting the securities markets generally or individual issuers. The value of a security may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downtown in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Sector Risk: To the extent that the Fund focuses on particular sectors from time to time, the Fund may be subject to greater risk of the adverse developments in such areas of focus than a fund that invests in a wider variety of sectors.

Non-Diversified Fund Risk: The Fund is non-diversified and as such, may invest a relatively high percentage of its assets in the securities of a single issuer. As a result, the Fund is exposed to greater market risk, as its portfolio securities may be more susceptible to any single economic, business, political, or regulatory occurrence than the portfolio securities of a diversified fund.

Preferred Stock Risk: The Fund may invest in preferred stocks. Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

Cybersecurity Risk: As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of the Fund’s net asset value or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers, financial intermediaries, entities in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to the Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. The Fund’s share price may decline as a result of unauthorized actions taken during a security breach or subsequent market activity in response to the security breach.

Risks of Foreign Securities: Foreign markets can be more volatile than U.S. markets. The Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In some foreign markets, it may not be possible for the Fund to repatriate capital, dividends, interest and other income from a particular country or governmental entity.

Risks of Depositary Receipts: The Fund’s investments in foreign securities are typically in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts (“ADRs”), which are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Additional Risks

In addition to the principal risks discussed in the Fund Summary section and above, you should also consider carefully the following risks that you assume when you invest in the Fund:

Risks of U.S. Government Securities: The Fund may invest in U.S. government securities. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. U.S. government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks of Repurchase Agreements: The Fund may enter into certain types of repurchase agreements. Repurchase agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Risks Related to Investments in Other Investment Companies: The Fund may invest in other investment companies (including exchange-traded funds (“ETFs”)). The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and therefore will be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and other investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Shareholders would, therefore, be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

Portfolio Holdings

The Fund has established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Fund. A description of these policies and procedures is provided in the SAI.

FUND MANAGEMENT

Investment Adviser

The overall management of the business and affairs of the Fund is the responsibility of the Fund’s Board of Trustees. Viking Fund Management, LLC, PO Box 500, Minot, ND 58702, a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to the Fund. As of April 13, 2023, Viking Management had net assets under management of approximately $877 million.

Since July 31, 2009, Viking Management has been a wholly-owned subsidiary of Corridor Investors, LLC (“Corridor”). Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad, the chairman of the Board of Trustees of the Fund, and Shannon D. Radke, the president of Viking Management. Mr. Walstad and Mr. Radke are governors of Corridor and Mr. Radke is the president and chief executive officer of Corridor. Viking Management has served as investment adviser to The Integrity Funds and Viking Mutual Funds since 1999. The Integrity Funds consist of the Fund and five other series known as Integrity Dividend Harvest Fund, Integrity Growth & Income Fund, Integrity High Income Fund, Integrity Mid-North American Resources Fund, and Integrity Short Term Government Fund. Viking Mutual Funds consist of six series known as Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, and Oklahoma Municipal Fund. Viking Management serves as investment adviser to The Integrity Funds and Viking Mutual Funds (collectively, the “Integrity/Viking Funds” or “Fund Complex”).

Viking Management is responsible for (a) providing a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies, and limitations; (b) making investment decisions for the Fund; and (c) placing orders to purchase and sell securities for the Fund. The Fund’s investment advisory agreement with the Adviser provides for an annual fund management fee computed daily and paid monthly at an annual rate equal to 0.75% of average daily net assets.

The Fund generally pays its own operating expenses, including but not limited to the costs associated with custodian, administrative, transfer agent, accounting, legal, and audit services. (Please refer to the SAI for an additional discussion of Fund expenses.) A portion of these costs may be reimbursed by the Adviser, either at its discretion or pursuant to a contractual fee waiver and expense reimbursement agreement. Viking Management has contractually agreed to waive fees and reimburse expenses through November 29, 2024 so that the Fund’s total annual operating expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99% for Class A shares, 1.74% for Class C shares, and 0.74% for Class I shares, expressed as a percentage of average daily net assets. Viking Management may recoup such amounts waived or reimbursed for a period of up to three years from the date of the reimbursement or waiver. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

The Fund expects to commence operations on May 1, 2023. After the Fund has completed a fiscal period of operations, the Fund will report the amount of management fees it paid to the Adviser for the fiscal period, less any contractual fee waivers and expense reimbursements, as a percentage of the Fund’s average net assets.

Board Approval of Investment Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s annual report to shareholders for the period ended July 31, 2023.

Portfolio Managers

Viking Management provides advisory services to the Fund under a portfolio management team (“Team”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Team currently consists of Shannon Radke, Josh Larson, Michael Morey, and Trey Welstad.

Mr. Radke (Senior Portfolio Manager) is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a securities representative and as operations manager and later as chief operating officer of an investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for over 20 years. In addition to the Fund, Mr. Radke serves as a co-portfolio manager to various other funds currently advised by Viking Management.

Mr. Larson (Portfolio Manager) holds Bachelor of Science degrees in Finance and Management from Minot State University. He joined Integrity Viking Funds in 2010 in the fund accounting division and as a research analyst for certain funds advised by Viking Management. In addition to the Fund, Mr. Larson has served as a co-portfolio manager of the Dividend Harvest Fund, and Growth & Income Fund since May 2013, and since November 2014, he has served as a co-portfolio manager of funds under Viking Mutual Funds.

Mr. Morey (Portfolio Manager) holds a Bachelor of Science degree in Finance from Minot State University. He joined the fund accounting division of Integrity Viking Funds in 2009 and has been a research analyst for certain funds advised by Viking Management since February 2010. In addition to the Fund, Mr. Morey has served as a co-portfolio manager of the Dividend Harvest Fund and MNA Resources Fund since May 2013.

Mr. Welstad (Portfolio Manager) holds Bachelor of Science degrees in Finance, Management, and Marketing from Minot State University. In May 2012, he graduated from Minot State University and, in June 2012, he began his work at Integrity Viking Funds as a research analyst for certain funds advised by Viking Management. Mr. Welstad is a CFA charterholder. In addition to the Fund, he has served as a co-portfolio manager of the Growth & Income Fund and the Dividend Harvest Fund since May 2015 and as a co-portfolio manager of the MNA Resources Fund since July 2020.

Additional Information about Portfolio Managers

The SAI contains additional information about the compensation of the portfolio managers, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities of the Fund with respect to which such person has or shares management responsibility.

Manager-of-Managers

Under the Investment Advisory Agreement between Viking Management and the Fund, Viking Management is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the Investment Company Act of 1940 (the “1940 Act”) generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

In 2009, shareholders of the then‑existing funds of The Integrity Funds approved a “manager-of-managers” structure for their fund. The initial shareholder of the Fund approved the structure for the Fund. Under the terms of an order from the Securities and Exchange Commission (“SEC”), the Fund may be managed under a “manager-of-managers” structure (the “SEC Order”). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but without obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to the Fund, the Fund will provide information concerning the sub-adviser to shareholders.

Under the “manager-of-managers” structure, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Fund’s Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination, and replacement. Viking Management would remain responsible for providing general management services to the Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies, and restrictions.

THE SHARES OFFERED

The Fund offers Class A shares, Class C shares, and Class I shares. As described below, Class A shares, Class C shares, and Class I shares differ in certain ways, including with respect to sales charges and fees. Information about the manner in which the Fund offers shares is set forth below in this section and subsequent sections of the prospectus. Information relating to eligibility to invest in a particular share class, minimum investment amounts, special services, and sales charge reductions and waivers applies if you are transacting directly with the Fund. Shares of the Fund are also available through certain financial intermediaries, such as a bank or broker-dealer. If you invest through an intermediary, you are not transacting directly with the Fund and you must follow that intermediary’s transaction procedures which may include different requirements to invest in a particular share class, minimum investment amounts, special services, and sales charge reductions and waivers. Appendix A to the prospectus sets forth a description of the sales charge reductions and waivers applicable to Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management, as such information was provided to the Fund by the intermediary.

Your intermediary may impose charges for its services in addition to the fees charged by the Fund. You should consult with your intermediary for information regarding its conditions, procedures, and fees for transacting in Fund shares. The Fund is not responsible for the implementation of any intermediary’s transaction procedures or sales charge reductions and waivers.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value (“NAV”) per share plus an up-front sales charge. The Fund has adopted a plan under Rule 12b-1 under the 1940 Act with respect to its Class A shares that authorizes the Fund to compensate its distributor, Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or the “Distributor”) for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares of the Fund and for providing personal services and the maintenance of shareholder accounts. Under its plan, with respect to its Class A shares, the Fund may pay an annual Rule 12b-1 fee of up to 0.25%, of its average daily net assets for distribution and shareholder services. The Distributor may pay a portion of the distribution and services fees to your financial adviser for providing distribution and ongoing services to you, respectively. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Please see Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

The up-front sales charge and the commissions paid to dealers for the Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	1.75%
$500,000 but less than $1,000,000	1.75%	1.78%	1.25%
$1,000,000 and above(1)	0.00%	0.00%	1.00%

(1)

In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1% Contingent Deferred Sales Charge (“CDSC”), based on the cumulative cost of the Class A shares being sold or the current account market value, whichever is less, may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. The Distributor may pay a commission of 1%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares for qualified retirement plans or of $1 million or more.

Class C Shares

You can buy Class C shares of the Fund at the offering price, which is the NAV per share. The Fund has adopted a plan under Rule 12b-1 with respect to its Class C shares that authorizes it to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of its Class C shares, for providing personal services, and for the maintenance of shareholder accounts. With respect to its Class C shares, the Fund may pay an annual Rule 12b-1 fee of up to 1% (up to 0.75% for distribution and up to 0.25% for shareholder services) of its allocable average daily net assets for distribution and shareholder services. The Distributor may pay a portion of the distribution and services fees to your financial adviser for providing distribution and ongoing services to you, respectively. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges. There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC for the Class C shares is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, the Fund will sell the shares in the order they were purchased.

Automatic Conversion of Class C Shares

Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur in the month of, or the month following, the eighth anniversary after a purchase of Class C shares (the Conversion Date).

Automatic conversions pursuant to the Conversion Feature will be on the basis of the NAV per share, without the imposition of any sales charge (including a CDSC), fee or other charge. All such automatic conversions of Class C shares are expected to constitute a tax-free exchange for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversion.

Class C shares of the Fund acquired through a reinvestment of dividends and distributions from the Fund will convert to Class A shares of the Fund at the same time as the conversion of the Class C shares from which the reinvested dividends and distributions were received.

Class C shares held through a financial intermediary in omnibus accounts may be converted pursuant to the Conversion Feature by the financial intermediary once it is determined that the Class C shares have been held for the required holding period. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period, as the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible to automatically convert pursuant to the Conversion Feature. In order to determine eligibility for automatic conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to determine that the shareholder is eligible to exercise the Conversion Feature, and the shareholder or their financial intermediary may be required to maintain records that substantiate the holding period of Class C shares.

In addition, a financial intermediary may sponsor and/or control programs or platforms that impose a different conversion schedule or eligibility requirements for conversions of Class C shares. In these cases, Class C shares of certain shareholders may not be eligible for automatic conversion pursuant to the Conversion Feature as described above. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for automatic conversion. Please consult with your financial intermediary if you have any questions regarding the Conversion Feature.

Please see Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Class I Shares

You can buy Class I shares of the Fund at the offering price, which is the net asset value (“NAV”) per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Fund shares are available in other share classes that have different fees and expenses.

In addition to certain categories of investors listed below, Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account).

Class I shares are available for purchase by the following categories of investors:

•	investors who purchase through a fee-based advisory account with a financial intermediary (as described above);

•	employer sponsored retirement and benefit plans, endowments, or foundations;

•

banks or bank trust departments investing for their own account or for funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity;

•

subject to applicable law and/or exemptive relief, any registered investment company that is not affiliated with the Integrity/Viking Funds and which invest in securities of other investment companies;

•	any plan organized under Section 529 under the Internal Revenue Code of 1986, as amended (the “Code”) (i.e., a 529 plan);

•

any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary for themselves, their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings), their IRAs or employer sponsored IRAs;

•	current, former, and retired trustees/directors, employees, and officers of any Integrity/Viking Fund for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

•	current, former, and retired officers, directors, and governors of Corridor and its affiliates, for themselves, their immediate family members, their IRAs, or employer sponsored IRAs;

•

current, former, and retired employees of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs or any corporation, partnership, sole proprietorship, or other business organization in which such persons own a 25% or greater stake; and

•

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, sole partnership, or other business organization in which such person owns a 25% or greater stake.

Unless otherwise noted above, Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares.

Please refer to the SAI for more information about Class I shares, including more detailed eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

HOW TO REDUCE YOUR SALES CHARGE

There are a number of ways to reduce or eliminate the up-front sales charge on Class A shares of the Fund. To receive a reduction in your initial sales charge, you must let your financial advisor know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Fund and other funds in the Integrity/Viking Funds, such as:

•	information or records regarding shares of the Fund or other Integrity/Viking Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

•	information or records regarding shares of the Fund or other Integrity/Viking Funds held in any account of the shareholder at another financial intermediary; and

•

information or records regarding shares of the Fund or other Integrity/Viking Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

The Integrity/Viking Funds include: (1) the Fund and the five other series of The Integrity Funds known as the Integrity Dividend Harvest Fund, The Integrity Growth & Income Fund, the Integrity High Income Fund, the Integrity Mid-North American Resources Fund, and the Integrity Short Term Government Fund; and (2) the six series of Viking Mutual Funds known as the Viking Tax-Free Fund for Montana, the Viking Tax-Free Fund for North Dakota, the Kansas Municipal Fund, the Maine Municipal Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund.

Please retain any records necessary to substantiate your historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. The Fund may modify or discontinue these programs at any time.

Class A Sales Charge Reductions

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse, and your children or grandchildren, if they are under the age of 21 (cumulatively, the “Investor”) in some or all of the Integrity/Viking Funds to reach a breakpoint discount. Your retirement plan accounts, family trust accounts, and solely-controlled business accounts may also be included. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Integrity/Viking Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when the investor sells his or her shares, if earlier), the sales charge will be adjusted upward and shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed to the extent unpaid by the investor.

Group Purchases

The Fund has a group investment and reinvestment program (the “Group Program”) that allows investors to purchase shares of the Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Programs of which he or she is a participant meet certain cost saving criteria set forth in the SAI.

Investments of $1 Million or More

If you invest $1 million or more, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase. The CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions in the Fund. Each time you place a redemption request, the Fund will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Fund will sell the shares in the order in which they were purchased. The same method will be used if you exchange your shares into another Integrity/Viking Fund.

Please refer to the SAI for detailed program descriptions and eligibility requirements of the sales charge reduction programs. Additional information is available from your financial adviser or by calling 800-276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time.

CDSC Waivers

A CDSC may not be assessed on redemptions of the Fund:

•

following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 729(m)(7) of the Code (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon death;

•	representing minimum required distributions from an IRA or other retirement plan as required under the Code.

Please see Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Class A Sales Charge Waivers

Class A shares may be purchased without an initial sales charge by particular classes of investors, including:

•

current and former registered representatives and employees, including their immediate families, of broker-dealers having selling group agreements with Integrity Funds Distributor or any trust, pension, profit-sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents, and their siblings);

•

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody, or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor or one of its affiliates, or any trust, pension, profit-sharing, or other benefit plan for such persons;

•	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•	investors purchasing through certain asset- or transaction-fee based investment advisers, broker-dealers, bank trust departments, and other financial services firms;

•	401(k), 403(b), 457, profit-sharing, and defined benefit plans; excluded from this waiver are SEPs, SARSEPs, and SIMPLE IRAs; and

•	foundations and endowments, provided the foundation or endowment has assets of $1 million or more.

The elimination of the up-front sales charge for certain individuals and institutions is provided because of anticipated economies of scale and reduced sales-related efforts. The Fund must be notified in advance that you believe your investment qualifies for a sales charge reduction or waiver. Additional information is also available from the SAI or from your financial adviser.

Please see Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business. Generally, the NYSE is closed on weekends, federal holidays, and Good Friday. The close of regular trading on the NYSE is normally 3:00 p.m., Central Time. The Fund will process purchase orders that it receives in proper form prior to the close of regular trading on a day on which the NYSE is open at the NAV determined on that day. An order is in “proper form” if the Fund’s transfer agent, Integrity Fund Services, LLC (“Integrity Fund Services” or the “Transfer Agent”), has all of the information and documentation it deems necessary to effect your order, which would typically mean that it has received federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction, together with a completed account application. Should you wish to purchase shares via wire transfer, please call the Transfer Agent at 800-601-5593 for wire instructions. The wire must be received by 3:00 p.m., Central time, for you to receive that day’s share price. The Fund will process purchase orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading.

You may buy shares through investment dealers who have sales agreements with the Distributor or directly from the Distributor. If you do not have a dealer, call 800-276-1262 and the Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. If you buy, hold, or sell Fund shares through an investment dealer, bank, or other financial institution or intermediary, the transaction policies of the intermediary will apply, which may vary from those described below. In addition, your intermediary may charge you fees for executing transactions and for other services that are not described in the prospectus. These shareholders should contact their financial intermediary for additional information regarding its transaction policies, procedures, and fees.

Purchase requests should be addressed to the authorized dealer or agent from whom you received this prospectus. Such dealers or agents may place a telephone order with the Distributor for the purchase of shares. Checks should be made payable to the name of the Fund. The Transfer Agent will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

The Fund may reject any purchase orders, including exchanges, for any reason. The Fund will reject any purchase orders, including exchanges, from investors that, in the Adviser’s opinion, may constitute excessive trading. For these purposes, the Adviser may consider an investor’s trading history in the Fund or other Integrity/Viking Funds, and accounts under common ownership or control.

The Fund may not be available for purchase in every state. Please consult your investment representative or Integrity Fund Services concerning the availability of a particular Fund in your state.

To make any ownership changes to any accounts over $100,000, a signature guarantee will be required.

Minimum Investments and Share Price

You may open an account with a minimum initial investment of $1,000 ($50 for the Automatic Investment Plan (described below) and $250 for an IRA) and make additional investments at any time with as little as $50. The Fund may change these minimum investments at any time and may accept investments of smaller amounts at their discretion.

The Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should the Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. The investor will not be assessed a CDSC if the account is redeemed.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of regular trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day’s price. However, if you place your order through a dealer prior to the close of regular trading of the NYSE, you will receive that day’s price. Dealers are obligated to transmit orders promptly. See “Net Asset Value” for a discussion of how shares are priced.

IMPORTANT INFORMATION ABOUT PURCHASES

Customer Identification Procedures

The Fund is required under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts, including legal entity customers. When completing a new account application, you will be required to supply your full name, date or birth, social security number or other taxpayer identification number, and permanent street address (not a P.O. Box) to assist in verifying your identity. Effective May 11, 2018, these anti-money laundering and customer identification procedures apply with respect to new accounts opened by legal entity customers, and the Fund requires similar identifying information for each individual that directly or indirectly owns 25% or more of the equity interests in the legal entity or that has managerial control of the legal entity. However, the requirements to look through to and obtain identifying information of the beneficial owners and controlling managers of legal entity customers generally do not apply to financial institutions regulated by a federal or state regulator, entities registered with the SEC, and omnibus accounts of financial intermediaries, among other excluded entities. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Under certain circumstances, it may be appropriate for the Fund to close or suspend further activity in an account.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO (Army Post Office) or FPO (Fleet Post Office) addresses.

Purchases Made Through a Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee are determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales charges and Fund expenses described in the prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator, or any other institutions having a selling, administration, or similar agreement with the Adviser, the Distributor, or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sale charges and Rule 12b-1 distribution and service fees, or otherwise from the Adviser or the Distributor. Please refer to the SAI for details.

In addition, the Adviser, the Distributor, or one or more of their affiliates, out of their own resources, may make cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed for the Fund under the heading “Fees and Expenses of the Fund” in its Fund Summary.

The Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the Integrity/Viking Funds distributed by the Distributor in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Integrity/Viking Fund shares and/or total assets of Integrity/Viking Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors:

•	the firm’s total assets held in and recent investments in Integrity/Viking Funds;

•	the firm’s level of participation in Integrity/Viking Funds sales and marketing programs;

•	the firm’s compensation program for its registered representatives who sell Integrity/Viking Fund shares and provide services to Integrity/Viking Funds’ shareholders; and

•	the asset class of the Integrity/Viking Funds for which these payments are provided.

For the twelve months ended July 31, 2022, these payments in the aggregate were approximately .002% to .012% of the assets in the Integrity/Viking Funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which the payments are expected to be made. This compensation is not reflected in the fees and expenses listed for the Fund under the heading “Fees and Expenses of the Fund” in the Fund Summary. The Distributor or one or more of its affiliates may also make payments to dealers and other financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

The amount of payments by the Distributor and/or its affiliates to a dealer or other financial intermediary could be significant and could create an incentive for the dealer or other intermediary or its representatives to recommend or offer shares of the Fund to you. The dealer or other financial intermediary may elevate the prominence or profile of the Fund within its organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Fund in various ways within the dealer’s or other financial intermediary’s organization.

Automatic Investment Plan—The Monthomatic Investment Plan

Once you have established a Fund account, systematic investing allows you to make monthly investments through automatic deductions from your bank account (the “Monthomatic Plan”). Simply complete the appropriate section of the account application form or call Integrity Fund Services at 800-601-5593 for the appropriate forms.

With the Monthomatic Plan, you can make monthly investments of $50 or more per month by authorizing Integrity Fund Services to take money out of your bank, savings and loan association, or credit union (“financial institution”) account. If an investor has expedited wire transfer redemption privileges with his or her fund account, such investor must designate the same financial institution account for both the Monthomatic Plan and the wire redemption programs. If you redeem shares within fifteen days after purchasing them under the Monthomatic Plan and your account does not have sufficient funds, your redemption proceeds may not be sent until your account has sufficient funds, which may take up to fifteen days. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after Integrity Fund Services has received the request. The Fund may terminate or modify the Monthomatic Plan at any time and may immediately terminate a shareholder’s Monthomatic Plan if any item is unpaid by the shareholder’s financial institution. There is no charge for the Monthomatic Plan.

SPECIAL SERVICES

To help make investing with Integrity Funds Distributor easy and efficient, the following services are offered.

Exchanging Shares

You can exchange Class A shares between any Integrity/Viking Fund with an up-front sales charge structure without paying any additional sales charges. Additionally, you can exchange Class C shares of the Fund for Class C shares of another Fund that offers Class C shares. However, owners of Class A shares of the Fund may not exchange their Class A shares for Class C shares, and owners of Class C shares of the Fund may not exchange their Class C shares for Class A shares. Before requesting an exchange, review the prospectus of the Integrity/Viking Fund you wish to acquire. Exchange purchases are subject to eligibility requirements as well as the minimum investment requirements of the fund shares purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. If you purchased shares subject to the CDSC, the CDSC will not be assessed at the time of the exchange. However, you will be required to pay any remaining deferred sales charge owed on the exchanged shares at the time the acquired shares are redeemed, if any. For purposes of calculating the CDSC, your holding period will begin on the date you purchased the shares being exchanged.

For federal income tax purposes, an exchange is a sale of shares and may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. The Internal Revenue Service could however assert that a loss could not be currently deducted. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form or letter of instruction. Alternatively, you may make exchanges by telephone by calling Integrity Fund Services at 800-601-5593. The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Please see Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Share Class Conversions

Class I shares of the Fund may be converted into Class A or Class C shares of the Fund, and Class A or Class C shares of the Fund may be converted into Class I shares of the Fund, provided that you are eligible to buy the new share class. (However, Class A shares of the Fund may not be converted into Class C shares.) Class C shares may be automatically converted into Class A shares pursuant to the procedures discussed in the section of this prospectus entitled “The Shares Offered—Class C Shares— Automatic Conversion of Class C Shares”.

Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Fund available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of the Fund for shares of another class of the Fund is not considered a taxable event for federal income tax purposes. Any CDSC associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

Fees and expenses differ between share classes of the Fund. See the “Summary” section of this prospectus for information on the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. See the section of this prospectus entitled “The Shares Offered” for additional information regarding each share class. You should read the sections of this prospectus applicable to the share class for which you are seeking to convert your shares prior to the conversion.

Share class conversions are made upon receipt of a properly completed request form or letter of instruction. Alternatively, you may request share class conversions by calling Integrity Fund Services at 800-601-5593. The conversion right may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Please see Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds within 365 days at NAV without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, the Fund will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. The Fund may modify or terminate this privilege at any time. You should consult your tax advisor about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

Please see Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell, or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as Integrity Fund Services takes certain measures to verify telephone requests, Integrity Fund Services will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the NYSE is open. Generally, the NYSE is closed on weekends, federal holidays and Good Friday. You will receive the share price based on the NAV next determined after the Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of regular trading for you to receive that day’s price. While the Fund does not charge a redemption fee, you may be assessed a CDSC, as discussed above, on the redemption of Fund shares. If you redeem shares through your investment representative, please note that your investment representative may charge a processing or service fee.

Requests to sell $100,000 worth of shares or less generally can be made over the telephone by calling Integrity Fund Services at 800-601-5593 or by written request addressed to Integrity Fund Services, LLC, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Fund, we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

•	you are selling more than $100,000 worth of shares;

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

•	you have changed the address on your account by phone within the last 30 days.

To properly complete your redemption request, your request must include the following information:

•	the Fund’s name;

•	your name and account number;

•	the dollar or share amount you wish to redeem;

•	any required signatures;

•	the name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	the address where you want your redemption proceeds sent (if other than the address of record);

•	any certificates you have for the shares (signed certificate or a duly endorsed stock power); and

•	any required signature guarantees.

Redemption Proceeds

Redemption payments will be made in the form of a check or can be sent to your bank account through the ACH network. In addition, redemption checks may be sent by overnight mail for a fee which will reduce the amount of your redemption proceeds. Redemption proceeds may be transmitted through a wire transfer for a fee which will reduce the amount of your redemption proceeds. Normally, your redemption proceeds will be sent the next business day after Integrity Fund Services receives your request in proper form, but it may take up to seven days if making immediate payment would adversely affect the Fund. Integrity Fund Services is not able to pay out redemption proceeds in the form of currency. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to fifteen days from the date of purchase. A certified or cashier’s check may clear in less time. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm; a notary public cannot provide a signature guarantee.

In addition, the Fund may suspend the right of redemption under the following unusual circumstances:

•	when the NYSE is closed (other than for weekends and holidays) or trading is restricted, as determined by the SEC;

•	when an emergency exists as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the NAV per share next determined after the termination of the suspension.

Under normal conditions, the Fund typically expects to meet redemption requests through the use of the Fund’s holdings of cash or cash equivalents or by selling other portfolio assets. The Fund reserves the right to satisfy an order to sell Fund shares with liquid securities rather than cash, for certain very large orders. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage costs and/or other transaction costs and charges, as well as tax liability, when converting the distributed securities to cash. You may also be subject to market risk, which means that the value of the distributed securities may decline as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers.

Systematic Withdrawal Program

If the value of your Fund account is at least $5,000, you may request to have a specific amount withdrawn automatically from your account, subject to any CDSC, with the Systematic Withdrawal Program (the “Program”). You may elect to receive payments monthly, quarterly, semi-annually, or annually. Shares will be redeemed from your account for the specified withdrawal amount plus any CDSC on approximately the first or 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor’s shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Program. A shareholder who participates in the Monthomatic Plan is ineligible to participate in the Program. To participate in the Program, shares may not be in certificated form. You may terminate participation in the Program at any time. The Fund may terminate or modify the Program at any time.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market Timing Policy

The Fund is designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Fund, including but not limited to market timing. Short-term or excessive trading into and out of the Fund can disrupt portfolio management strategies, harm performance, and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as: the size of the Fund; the amount of assets the Fund typically maintains in cash or cash equivalents; the dollar amount, number, and frequency of trades in Fund shares; and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Fund may refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below. The Fund’s Board of Trustees has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Fund: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. Viking Management and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Fund may modify these procedures in response to changing regulatory requirements imposed by the SEC, or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Fund and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Fund, Viking Management, and their agents monitor selected trades and flows of money into and out of the Fund in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures. If, as a result of this monitoring, the Fund, Viking Management, or one of their agents believes that a shareholder has engaged in excessive short-term trading, the Transfer Agent will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. The Fund may reject purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Fund will impose the following restrictions:

•	the Fund will restrict or refuse purchase or exchange orders that the Fund or the Distributor believes constitute excessive trading;

•	the Fund will reject transactions that violate the Fund’s excessive trading policies or their exchange limits;

•	in order to limit excessive exchange activity and otherwise to promote the best interests of the Fund, the Fund will monitor all redemptions that take place within thirty days of purchase; and

•	the Fund will process trades received after the close of regular trading on the NYSE (generally 3:00 p.m., Central Time) at the NAV next calculated.

However, trades transmitted through National Securities Clearing Corporation (“NSCC”) that are received by Integrity Fund Services after 3:00 p.m. Central Time but received by the broker-dealer, bank, or other financial institution transmitting the trade through NSCC before 3:00 p.m. Central Time are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Fund or investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund’s market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether or not the trading by customers of financial intermediaries is contrary to the Fund’s market timing trading policy. However, under federal securities law, funds are generally required to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in “omnibus accounts” on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things, provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

Additional Policies

Please note that the Fund maintains additional policies and reserve certain rights including:

•	The Fund may refuse any order to buy shares, including any purchase under the exchange privilege or conversion right.

•	At any time, the Fund may change its investment minimums or waive or lower their minimums for certain purchases.

•	The Fund may modify or discontinue the exchange privilege or conversion right on 60 days’ notice.

•	The Fund is not available for purchase in every jurisdiction. Please consult your investment representative or Integrity Fund Services concerning the availability of the Fund.

•	To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

•	The Fund may modify or discontinue the available sales charge reductions and waivers at any time.

•

Integrity Fund Services will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

DISTRIBUTIONS

Dividends and Distributions

The Fund declares net investment income as dividends monthly and payable monthly. The amount of any distributions will vary and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.

Reinvestment Options

The Fund automatically reinvests your dividends and capital gains distributions in additional Fund shares at NAV unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the Transfer Agent receives the request. Requests to change dividend options will be accepted when made by the shareholder(s), the shareholder’s registered representative, or an assistant to the registered representative.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, please contact Integrity Fund Services at 800-601-5593.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor, including the applicability and effect of state, local, foreign, and other tax laws.

Fund Status

The Fund intends to qualify as a regulated investment company (“RIC”) under the federal income tax laws. During periods when the Fund qualifies as a RIC and distributes all its income, the Fund generally will not pay federal income taxes.

Distributions

Fund distributions are generally taxable. The Fund intends to make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for federal income tax purposes. If the Fund makes a return of capital distribution, the distribution will not be taxable to you to the extent of your basis in your shares and thereafter will be treated as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or lower capital loss when you sell your shares. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from the Fund may also be subject to a 3.8 percent “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Fund and corporate shareholder.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a capital gain or loss that is taxable. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum federal income tax rate for net capital gain is generally 20%. Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, any loss incurred by you related to the disposition of such share will be re-characterized as long-term capital loss to the extent of any capital gain dividends received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations and may limit your ability to use capital losses.

Ordinary income dividends received by an individual or other non-corporate shareholder from a RIC (such as the Fund) are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period and other requirements are satisfied and provided the dividends are attributable to qualified dividend income received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Exchanges

If you exchange shares of your Fund for shares of another fund, the exchange would generally be considered a sale of the exchanged shares for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Buying Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Foreign Tax Credit

Investment income and some capital gains received by the Fund on foreign securities may be subject to withholding or other foreign taxes. If the Fund is eligible to and makes an election under the Code, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes, subject in each case to certain limitations.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements that apply to the Fund. Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS (or the Fund is notified) that they are subject to backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Foreign Investors

If you are a foreign investor (i.e., generally an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate, or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes (including withholding taxes) subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes (including withholding taxes) provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. In addition, distributions in respect of shares may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares and capital gain dividends received by such persons may be subject to such withholding after December 31, 2018. The Fund may elect not to report any amounts as interest-related dividends or as short-term capital gain dividends. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the IRS. Please contact your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with The Integrity Funds, please contact Integrity Fund Services at 800-601-5593 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with The Integrity Funds and do not elect a cost basis method, your account will default to the First In, First Out (FIFO) method. Under this method, the first shares purchased are treated as sold first. Financial intermediaries choose their own default method.

NET ASSET VALUE

The price of the Fund’s shares is based on the Fund’s NAV. The Fund calculates its NAV per share each business day at the close of regular trading of the NYSE (normally 3:00 p.m., Central Time). Shares will not be priced on days when the NYSE is closed for trading.

Requests to buy and sell shares are processed based on the NAV next calculated after we receive your request in proper form.

The Fund’s NAV is generally based upon the market value of securities held in the Fund’s portfolio by adding the value of the Fund’s investments plus cash and other assets, deducting liabilities, and then dividing the results by the number of its shares outstanding. The Fund’s investments are primarily valued using market quotations to the extent market quotations are readily available and reliable. Corporate debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by Integrity Fund Services. Short-term securities with remaining maturities of less than 60 days may be fair valued at amortized cost or at original cost plus accrued interest, subject to Board supervision, as discussed below. To the extent the Fund invests in open-end management investment companies, the Fund’s NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than ETFs, which are valued at their current market value) in which the Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing. Other securities, including restricted securities and other assets, are valued at fair value as described below. If an event were to occur after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations as described below.

The Board approved amended valuation procedures for The Integrity Funds that took effect on September 8, 2022 pursuant to new Rule 2a-5 under the 1940 Act (“Amended Valuation Procedures”). Pursuant to new Rule 2a-5 and the Amended Valuation Procedures, the Board has designated the Adviser as the Fund’s “valuation designee” to perform all fair valuations of the Fund’s portfolio holdings, subject to the Board’s oversight. The Adviser, as the Fund’s valuation designee, has established procedures for its fair valuation of the Fund’s portfolio holdings, which address, among other things, determining when market quotations are not readily available or reliable and the fair valuation of such portfolio holdings, as well as the selection and oversight of third-party pricing services for fair valuation. In establishing the fair value of debt obligations, the Adviser generally uses valuations provided by pricing services that consider factors such as: the yields and prices of comparable bonds; the type of issue, coupon, maturity, and rating; indications of value from dealers; and general market conditions. Pricing services may also use a computer based “matrix” system to compare securities to determine valuations.

Significant events, including new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts, may result in market quotations for portfolio holdings not being reliable. These portfolio holdings will be fair valued. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Adviser attempts to establish a price that the Fund might reasonably expect to receive upon the current sale of that security. Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid, or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded and markets closing early. In addition, while the Fund does not generally invest in thinly traded securities, in the event that they do, such securities may be valued at fair value.

Fair valuation of the Fund’s portfolio holdings is intended to ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The Adviser, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

To the extent that the Fund’s assets are traded in other markets on days when the Fund is not open for business and does not price its shares, the NAV of the Fund’s shares may be affected on those days when shareholders may not be able to purchase or sell the Fund’s shares. In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business.

FUND SERVICE PROVIDERS

The custodian of the assets of the Fund is UMB Bank, N.A., Institutional Custody, 928 Grand Blvd, Kansas City, MO 64105.

Integrity Fund Services, a wholly owned subsidiary of Corridor, is the Fund’s transfer agent and accounting and administrative services provider. As such, Integrity Fund Services performs pricing, data processing, accounting, and other administrative services for the operation of the Fund and the maintenance of shareholder accounts.

CERTAIN FEES PAID TO FINANCIAL INTERMEDIARIES

Financial intermediaries and retirement plans may have certain accounts and arrangements with the Fund. With respect to such accounts and arrangements, Integrity Fund Services may pay a financial intermediary certain amounts for sub-transfer agency or other administrative services, for which it may receive reimbursement from the Fund. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications for current shareholders; capturing and processing tax data; issuing and mailing dividend checks to current shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations.

The payments the Fund makes to Integrity Fund Services to reimburse it for a portion of the sub-transfer agency or other administrative services are in addition to the distribution and service fees that the Fund pays under its Rule 12b-1 plans and the fees that the Fund pays to Integrity Fund Services for the services it provides as the Fund’s transfer agent and accounting and administrative services provider. The aggregate amount of these payments may be substantial and the amounts attributable to particular intermediaries may vary significantly.

SHAREHOLDER INQUIRIES AND MAILINGS

All inquiries regarding the Fund should be directed to:
Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
Phone: 800-276-1262

All inquiries regarding account information should be directed to:
Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce expenses, the Fund may mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call Integrity Funds Distributor at 800-276-1262 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the shares of the Fund are newly offered, there is no financial information available for the shares as of the date of this prospectus.

THE INTEGRITY FUNDS

Integrity Dividend Summit Fund

1 Main Street North • Minot, ND 58703 • 701-852-5292
PO Box 500 • Minot, ND 58702
PO Box 759 • Minot, ND 58702
800-276-1262 • Marketing • Fax 701-838-4902
800-601-5593 • Transfer Agent • Fax 701-852-2548

Investment Adviser

Viking Fund Management, LLC
PO Box 500
Minot, ND 58702

Principal Underwriter

Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702

Custodian

UMB Bank, NA
Institutional Custody
928 Grand Blvd
Kansas City, MO 64105

Transfer Agent

Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702

Independent Registered Public Accounting Firm

Cohen & Company
1350 Euclid Ave, Suite 800
Cleveland, OH 44115

Legal Counsel

Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

To learn more about the Fund, you may want to read the Fund’s SAI, which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the prospectus, which means that you should consider the contents of the SAI to be part of this prospectus. Call Integrity Funds Distributor at 800-276-1262 to request a free copy of the Fund’s SAI or other Fund information or to make inquiries, or visit the Fund’s website at www.integrityvikingfunds.com.

Prospective investors and shareholders who have questions about the Fund may write to:

Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
or call 800-276-1262

The general public can review and copy information about the Fund (including the SAI) on the EDGAR Database on the SEC’s website at http://www.sec.gov. Reports and other information about the Fund is also available for free on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Please refer to the Fund’s Investment Company Act File No. 811-07322 when seeking information about the Fund from the SEC.

APPENDIX A—INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS
AND DISCOUNTS

The sales charge reductions and waivers applicable to Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management are set forth below. The financial intermediary-specific information below is provided by, or based on information provided by, the financial intermediaries noted. Each financial intermediary’s transaction procedures, including the sales charge reductions and waivers set forth below, are implemented by and are the responsibility of the applicable financial intermediary set forth below, not the Fund. You should consult with your intermediary for additional information or if you have questions regarding its sales charge reductions and waivers.

Policies Regarding Transactions through Edward D. Jones & Co., L.P. (“Edward Jones”)

The following information has been provided by Edward Jones:

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Integrity/Viking Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•

Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•

Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waiver

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee-based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250

•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

	ú	A fee-based account held on an Edward Jones platform

	ú	A 529 account held on an Edward Jones platform

	ú	An account with an active systematic investment plan or LOI

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Shareholders Purchasing Fund Shares through Raymond James and its Affiliates

The following information is provided by Raymond James and its affiliates:

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Shareholders Purchasing Fund Shares through Oppenheimer & Co and its Affiliates

The following information is provided by Oppenheimer & Co. Inc. (“OPCO”) and its affiliates:

Effective on or after March 17, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Shareholders Purchasing Fund Shares through Robert W. Baird & Co. (“Baird”)

Effective on or after September 2, 2020, shareholders purchasing Fund shares through an Baird platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Waivers on Class A shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•

Shares purchased using the proceeds of redemptions from an Integrity/Viking Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

•

A shareholder in the Fund’s Class C Shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

CDSC Waivers on Class A shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as may be described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus.

•

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Integrity/Viking Fund assets held by accounts within the purchaser’s household at Baird. Eligible Integrity/Viking Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Integrity/Viking Funds through Baird, over a 13-month period of time

Shareholders Purchasing Fund Shares through Morgan Stanley Wealth Management
(“Morgan Stanley”)

The following information is provided by Morgan Stanley and its affiliates:

Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to MSSB’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Statement of Additional Information
May 1, 2023

THE INTEGRITY FUNDS

INTEGRITY DIVIDEND SUMMIT FUND
Class A: APAYX; Class C: CPAYX; and Class I: IPAYX

PO Box 500
Minot, North Dakota 58702
701‑852‑5292
800‑601‑5593 • Transfer Agent
800‑276‑1262 • Marketing

The Integrity Dividend Summit Fund (“Fund”) is a mutual fund that offers shares pursuant to a prospectus dated May 1, 2023 (“Prospectus”). This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to the information in the Fund’s Prospectus. The Fund’s Prospectus, which may be amended from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s Prospectus.

For a free copy of the current Prospectus and, after the Fund has completed a fiscal period of operations, the Fund’s semi-annual and annual reports, contact your investment representative, call 800-276-1262, or you may access the Prospectus and semi-annual and annual reports (once available) from the Fund’s website at www.integrityvikingfunds.com.

Mutual funds:

•         are not insured by the FDIC or any other government agency;

•         have no bank guarantees;

•         may lose value, so an investor may lose money

TABLE OF CONTENTS

THE INTEGRITY FUNDS	B‑1

INVESTMENT RESTRICTIONS	B‑1

DESCRIPTION OF INVESTMENT TECHNIQUES AND RISKS	B-2

ADDITIONAL INFORMATION	B-10

PORTFOLIO HOLDINGS DISCLOSURE	B-10

TRUSTEES AND OFFICERS	B-11

ORGANIZATION AND CAPITALIZATION	B-16

SHAREHOLDER AND TRUSTEE LIABILITY	B-17

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	B-17

INVESTMENT ADVISER	B-17

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR	B-20

CUSTODIANS	B-21

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-21

COUNSEL	B-21

THE UNDERWRITER	B-21

PROXY VOTING POLICY	B-23

PORTFOLIO TRANSACTIONS	B-23

PURCHASE AND REDEMPTION OF SHARES	B-24

NET ASSET VALUE	B-32

EXPENSES OF THE FUND	B-32

TAXATION OF THE FUND	B-33

FINANCIAL STATEMENTS	B-38

THE INTEGRITY FUNDS

The Integrity Funds (the “Trust”) was established as a trust under Delaware law by a Certificate of Trust dated October 31, 1997. The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open end management investment company (“mutual fund”). The Trust is a series company as contemplated under Rule 18f-2 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a series of the Trust.  The Trust consists of the Fund and five other series known as Integrity Dividend Harvest Fund, Integrity Growth & Income Fund, Integrity High Income Fund, Integrity Mid-North American Resources Fund, and Integrity Short Term Government Fund.  The Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) may create additional funds as it deems appropriate.

Viking Fund Management, LLC (“Viking Management,” the “Adviser,” or the “Investment Adviser”) acts as an investment adviser to the Fund.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Fund has elected non-diversified status under the 1940 Act.

INVESTMENT RESTRICTIONS

For purposes of all investment policies of the Fund: (i) the references to the Investment Company Act of 1940 (the “1940 Act”) include the rules thereunder, interpretations of the SEC, and any exemptive order upon which the Fund may rely; and (ii) the references to the Internal Revenue Code of 1986, as amended (the “Code”) include the rules thereunder, Internal Revenue Service (“IRS”) interpretations, and any private letter ruling or similar authority upon which the Fund may rely. Except with respect to the fundamental policy relating to borrowing money as set forth in (1) below, or as required by the 1940 Act or the Code, or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

Fundamental Investment Restrictions

The fundamental policies of the Fund cannot be changed without the affirmative vote of the lesser of: (i) 50% of the outstanding shares of the Fund; or (ii) 67% of the shares of the Fund present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.

The Fund, as a matter of fundamental policy, may not without the affirmative vote described above:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.

purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or

7.

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act generally permits an open‑end fund to borrow money in amounts of up to one‑third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings (excluding temporary borrowings). Asset coverage generally means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are generally fund obligations that have a priority over the fund’s common shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act generally prohibits an open‑end fund from issuing senior securities, except that the fund may borrow money in amounts of up to one‑third of the fund’s total assets from banks. The fund also may borrow an amount equal to up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.

With respect to the fundamental policy relating to concentration in (3) above, the 1940 Act does not define what constitutes “concentration” in an industry. The staff of the SEC has taken the position that the investment of 25% or more of a fund’s assets in securities of one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. For purposes of this policy, the Fund classifies issuers pursuant to the National American Industry Classification (NAICS). A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.

With respect to the fundamental policy relating to underwriting securities in (4) above, the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

Non-Fundamental Investment Restrictions

The Board of Trustees may change a non-fundamental policy of the Fund without shareholder approval.

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders. As non-fundamental policies, the Fund:

1.

will not invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or which are not readily marketable, except for master demand notes, other securities payable upon demand, repurchase agreements, and instruments evidencing loans of securities. Such securities may, however, become a part of the Fund’s assets through a merger, exchange, or recapitalization involving securities already held in the Fund;

2.

will not purchase securities on margin or sell securities short except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund’s registration statement;

3.	may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Fund by the SEC; and

4.

may not invest in or sell puts or calls except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund’s registration statement.

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend‑paying equity securities, including common stock and preferred stock.

DESCRIPTION OF INVESTMENT TECHNIQUES AND RISKS

The following is a description of the various types of securities the Fund may buy and certain of the accompanying risks. A more complete discussion of the principal investment strategies and principal risks of the Fund is set forth in the Prospectus. The Fund may not necessarily buy all of these securities or use all of these techniques.

Unless restricted by the fundamental policies of the Fund, the following policies supplement the investment objectives and policies of the Fund as set forth in the Prospectus.

Equity Securities

The Fund may invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the Fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Equity securities in which the Fund may invest include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non‑cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Debt Securities

The Fund may invest in foreign or domestic debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities (generally known as “junk bonds”), rated Ba or below by Moody’s and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to Interest Rate and Economic Changes: Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing, and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

Payment Expectations: Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and Valuation: There may be little trading in the secondary market for particular debt securities, which may affect adversely the Fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

See also “Foreign Investments” below.

Securities with Equity and Debt Characteristics

The Fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible, preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for Fund investment limit purposes.

Convertible bonds, convertible preferred stocks, and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

Warrants

The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, may be considered a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security may be magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

U.S. Government Obligations

The Fund may invest in obligations issued or guaranteed by the U.S. government, or by its agencies or instrumentalities. U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

U.S. Treasury Securities: U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal Agency Securities: The securities of certain U.S. government agencies and government‑sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export‑Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”), and the Small Business Administration (“SBA”).

Other Federal Agency and Entity Obligations

The Fund may invest in other federal agency and entity obligations. Additional federal agency and entity securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government‑sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”), Tennessee Valley Authority, and Federal Farm Credit Bank System.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). The entities are dependent upon the continued support of the U.S. Department of the Treasury and the FHFA in order to continue their business operations. This, among other factors, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Bank Obligations

The Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper

The Fund may invest in commercial paper. Commercial paper consists of unsecured promissory notes (including Master Notes) issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and an investment adviser acting as agent, for no additional fee, in its capacity as investment adviser to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Investment Adviser, or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Investment Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Investment Adviser. Master Notes typically are not rated by credit rating agencies.

The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”). The Fund may also invest in commercial paper that is not rated but is determined by the Investment Adviser, under guidelines established by the Board of Trustees, to be of comparable quality.

Other Fixed‑Income Securities

Other fixed‑income securities in which the Fund may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Fund may invest in short‑term investments, including repurchase agreements “collateralized fully,” as provided in Rule 2a‑7 under the 1940 Act; interest‑bearing or discounted commercial paper, including dollar-denominated commercial paper of foreign issuers; and any other taxable and tax‑exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a‑7 under the 1940 Act.

Foreign Investments

The Fund may invest in certain obligations or securities of foreign issuers. Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, and legal standards and practices in some countries; changing local, regional, and global economic, political, and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

Emerging and developing markets have greater risks than more mature foreign markets. Developing or emerging market countries generally have less developed securities markets or exchanges and they may be subject to greater political, social and economic instability. Securities of issuers in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes and have high inflation rates. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Additional costs could be incurred in connection with the Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Depositary Receipts

The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”). ADRs are depositary receipts normally issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market. Depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Investments in Small and Unseasoned Companies

The Fund may invest in small and unseasoned companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, limited product lines, limited markets, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources and can be more susceptible to losses. Securities of small and unseasoned companies are frequently traded in the over‑the‑counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. They may be followed by fewer investment research analysts and may be subject to wider price swings than stocks of other companies. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may be regarded as speculative.

When‑Issued, Delayed Delivery, and Forward Commitment Transactions

The Fund may enter into commitments to purchase or sell securities at a future date. When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When the Fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

The Fund will not use these transactions for the purpose of leveraging. After a transaction is entered into, the Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the Fund may sell such securities.

The Fund may also enter into “roll” transactions which involve the sale of mortgage‑backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The Fund assumes the risk of price and yield fluctuations during the time of the commitment.

Derivatives Transactions

The Fund is permitted to engage in derivatives transactions as set forth below; however, the Fund currently does not intend to engage in derivatives transactions.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Fund will become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers, financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to the Fund or its shareholders. There can be no guarantee that any risk management systems established to address cybersecurity risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. The Fund’s share price may decline as a result of unauthorized actions taken during a security breach or subsequent market activity in response to the security breach.

Economic and Market Events Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to reign in elevated levels of inflation. Past government intervention, including that of the Federal Reserve, aimed at supporting financial markets, have been reduced and/or ended. Continued reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Illiquid and Restricted Securities

Illiquid securities are any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board of Trustees has adopted a Liquidity Risk Management Program as required by Rule 22e-4 under the 1940 Act, pursuant to which the administrator of the Liquidity Risk Management Program (the “Liquidity Risk Management Program Administrator”) determines and monitors each security’s liquidity. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

To the extent consistent with its investment policies, the Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act. Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, the Fund may not be able to resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. The Fund’s valuation of these securities will reflect relevant liquidity considerations.

Borrowing

The Fund may borrow to increase its portfolio holdings of securities. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings, subject to limited exceptions. The Fund will limit its borrowing to an amount not to exceed one-third of its total assets. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. If the Fund’s asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Securities of Other Investment Companies

The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by SEC rules. Under rules promulgated by the SEC under the 1940 Act, subject to satisfaction of certain conditions, the Fund may invest in money market funds without any percentage limitation. These rules generally were intended to permit “cash sweep” arrangements in which a fund invests available cash in money market funds rather than directly in short‑term instruments. See “Short‑Term Investments.”

The risks of investing in a particular investment company will generally reflect the risks of the securities in which the investment company invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Therefore, it may be more costly for the Fund to own shares of another investment company than to own directly the underlying securities owned by such company. Investment companies in which the Fund may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne by shareholders.

Exchange‑Traded Funds (“ETFs”)

The SEC has issued exemptive orders to certain ETFs (such as iShares Trust and iShares, Inc.) that permit investment companies to invest in the various series of the respective ETF beyond certain of the investment limitations imposed under the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the respective ETF. The Fund may seek to qualify to invest in such ETFs in excess of the 1940 Act investment limitations, if applicable.

Closed‑End Funds

Subject to the applicable limitations of the 1940 Act, the Fund may invest in closed‑end funds. Closed‑end funds are subject to various risks, including management’s ability to meet the closed‑end fund’s investment objective, and to manage the closed‑end fund’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding closed‑end funds or their underlying investments change. Shares of closed‑end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed‑end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Certain closed‑end funds may employ the use of leverage in their portfolios through the issuance of preferred stock and through borrowings. While leverage often serves to increase the yield of closed‑end funds, this leverage also subjects the closed‑end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed‑end fund’s common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. In addition, closed‑end funds are subject to their own annual fees and expenses, including a management fee. Such fees reduce the potential benefits associated with owning a closed‑end fund and are in addition to the Fund’s expenses.

Business Development Companies

Subject to the limitations of the 1940 Act, the Fund may invest in business development companies (“BDCs”). BDCs are a type of closed‑end company regulated under the 1940 Act, which typically invest in and lend to small and medium‑sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which they invest.

Because BDCs typically invest in small and medium‑sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

Repurchase Agreements

The Fund may enter into repurchase agreements under which the Fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one‑third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities

The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day’s notice (as used herein, “business day” shall denote any day on which the New York Stock Exchange (“NYSE”) and the Contracts Custodian (if applicable) are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finders’ and custodial fees, in connection with loans. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not lend its securities to any director, officer, employee, or affiliate of the Investment Adviser, Sub‑Adviser, Integrity Fund Services, LLC (“Integrity Fund Services” or the “Transfer Agent”), or Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or the “Distributor”), unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against the Box

To the extent consistent with its investment policies, the Fund may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if, at the time of the short sale, the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, no more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any particular time.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”)

The Fund may occasionally sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales “against the box”) will not exceed 10% of the Fund’s assets.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.

Short‑Term Investments

When the Fund is investing for cash management purposes to keep cash on hand fully invested, it may invest in money market mutual funds and/or high quality short‑term fixed‑income securities without any percentage limitation. In addition to the risks discussed in “Securities of Other Investment Companies” above, an investment by the Fund in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long‑term performance than stock or bond investments.

ADDITIONAL INFORMATION

There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case Fund management and the Board may determine to liquidate the Fund at a time that may not be opportune for shareholders.

Temporary Defensive Positions and Cash Management Investments

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political, or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality, short‑term fixed‑income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances, and U.S. government securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. See “Investments and Risks—Short‑Term Investments.” In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short‑term fixed‑income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s Board has adopted Portfolio Holdings Disclosure Policies and Procedures (the “Policy”) to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Fund’s investment advisers, investment sub-advisers, principal underwriters, or their affiliated persons. This Policy is applicable to Viking Management, which is the investment adviser to the Fund.

The Policy is intended to prevent the misuse of material non‑public information regarding the portfolio holdings of the Fund (“Holdings Information”). Holdings Information will be disclosed to select third parties only when the Fund has a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality that includes a duty not to trade based on the non‑public information. Under the Policy, the receipt of compensation by the Fund, the Adviser, or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Adviser and/or the Fund that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Adviser’s fiduciary duties, and with the Adviser’s and the Fund’s obligations to prevent the misuse of material, non-public information..

The Fund’s service providers, such as the investment adviser, custodian, transfer agent, accounting services provider, administrator, independent public accountant, and legal counsel need access to such information in the performance of their duties and responsibilities and will receive portfolio holdings information as needed. Depending upon the service provider’s particular duty that requires portfolio holdings information, such information may be provided at varying frequencies and lags from the date of the information.

Pursuant to the Policy, the Fund, the Adviser, and their agents are obligated to:

•	act in the best interests of Fund shareholders by protecting non‑public and potentially material portfolio holdings information;

•	ensure that Holdings Information is not provided to a favored group of clients or potential clients; and

•	adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of portfolio holdings for the Fund by the Adviser and the Fund:

Internet Site and Quarterly Advertisements

Pursuant to the Policy, the Fund may post up to the top 25 holdings on the Internet at www.integrityvikingfunds.com, once it has commenced operations. This Holdings Information may be updated daily. The Fund also may include up to the top 25 holdings quarterly through printed marketing material, which is also posted on the website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed marketing material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and

•	may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, and the percentage weight of such security within the Fund; and

•	will contain appropriate disclaimers.

SEC Filings

The Fund must disclose its complete portfolio holdings quarterly to the SEC using Form N‑PORT within 60 days of the end of the first and third quarter end of the Fund’s fiscal year and using Form N‑CSR for the second and fourth quarter of the Fund’s fiscal year. The N‑PORT report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

Other Disclosure

To the extent that this Policy would require the release of Holdings Information regarding a particular portfolio holding for the Fund, subject to applicable law, the portfolio manager for the Fund may request that the holding be withheld from the Holdings Information if the release of such Holdings Information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the Investment Adviser Chief Compliance Officer (or his/her designee).

Each of the Investment Adviser’s officers (“Designated Persons”) may authorize providing non‑public Holdings Information of the Fund that is current as of one business day after the month‑end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third‑party data service providers (each a “Recipient”) who (i) specifically request the more current non‑public Holdings Information for a legitimate business purpose which is not inconsistent with the Fund’s legitimate business purpose and (ii) execute a Use and Nondisclosure Agreement (each, a “Nondisclosure Agreement”), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Fund’s trading strategies or pending transactions. The following parties currently receive non‑public Holdings Information regarding the Fund on an ongoing basis pursuant to a Nondisclosure Agreement: Bloomberg; FactSet; and Lipper.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Fund to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Fund, or an affiliate may have a conflict of interest in connection with a Recipient’s request for disclosure of non‑public Holdings Information. In order to protect the interests of shareholders and the Fund and to ensure no adverse effect on the shareholders or the Fund, in the limited instances where a Designated Person is considering releasing non‑public Holdings Information, the Policy requires the Designated Person to disclose the conflict to the Chief Compliance Officer of the Trust (“CCO”). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non‑public Holdings Information would be in the best interests to the Fund, and will not adversely affect the Fund, the CCO may approve the disclosure.

The Adviser and the Fund currently do not disclose Holdings Information except as noted above. The Fund and the Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

TRUSTEES AND OFFICERS

The Trust has a Board of Trustees (the “Board of Trustees” or the “Board”). The Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day‑to‑day operations. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory contracts and other principal contracts.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or the Investment Adviser, the Sub‑Adviser or Integrity Funds Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency, and accounting services agreements and the investment advisory agreements and investment sub-advisory agreements. A Trustee who is an “interested person” (for regulatory purposes) of the Trust is referred to as an “Interested Trustee.”

The Role of the Board

The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day‑to‑day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s Investment Adviser, sub‑adviser, Distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with Viking Management, sub‑adviser, the distributor, the administrator, the custodian, and the transfer agent. The Board has appointed various officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day‑to‑day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day‑to‑day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established two standing committees‑‑an Audit Committee and a Governance and Nominating Committee, which are discussed in greater detail under “Board Committees”, below. Seventy-five percent of the members of the Board are Independent Trustees, and each of the Audit Committee and Governance and Nominating Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

Robert E. Walstad, the Chairman of the Board, is an Interested Trustee by virtue of his ownership of a membership interest in Corridor Investors, LLC (“Corridor”), the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor. He is also a governor of Corridor. The Trust has appointed R. James Maxson as Lead Independent Trustee. As such, Mr. Maxson is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Investment Adviser, the Chairman of the Board, the committee chairmen, the CCO, and the independent legal counsel to the Independent Trustees, as applicable, to determine the agenda for Board and committee meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Investment Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.

The same four persons on the Board of the Trust comprise the board of trustees of Viking Mutual Funds. Viking Mutual Funds consist of six series known as Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, and Oklahoma Municipal Fund.  Viking Management serves as investment adviser to The Integrity Funds and Viking Mutual Funds (collectively, the “Integrity/Viking Funds” or “Fund Complex”). Given that the funds in the Fund Complex are served by the same service providers and generally face the same issues, the Board believes that this “unitary” structure promotes efficiency and consistency in the governance and oversight of the funds in the Fund Complex, and may reduce the costs, administrative burdens, and possible conflicts that may result from having multiple boards comprised of different individuals.

The Trust has determined that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, the role of its Lead Independent Trustee described above and its “unitary” structure described above, is appropriate given the characteristics and circumstances of the Trust and the Fund Complex.

Board Oversight of Risk Management

The Board’s oversight extends to the Trust’s risk management processes. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses related matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance, and regulatory risks) the oversight of different types of risks is handled in different ways. For example, the full Board as well as the committees meet regularly with the CCO to discuss compliance and operational risks. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Investment Adviser and portfolio managers on actual and possible risks affecting the Funds. They also report to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational, and compliance risks, as well as other overall business risks that could impact the Funds. Finally, the CCO and/or other officers of the Trust report to the Board in the event that any material risk issues arise in between Board meetings.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost‑effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment‑related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Information about Each Trustee’s Qualifications, Experience, Attributes, or Skills

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table below, listed below for each Trustee is additional information concerning the experiences, qualifications, and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee.

Interested Trustee

Robert E. Walstad. Mr. Walstad has been engaged in the securities business since 1972. Currently, he is chairman of the board of the funds in the Fund Complex and, until May 1, 2013, was a co‑portfolio manager of the Integrity Mid-North American Resources Fund and the Integrity Growth & Income Fund. He was the president of Integrity Money Management, Inc. from 1988 to 2007, and provided general direction and supervision in connection with the management of several funds in the Fund Complex. He has also previously served as president of several funds in the Fund Complex.

Independent Trustees

Wade A. Dokken. Mr. Dokken has extensive experience in the financial services business. He is currently a member of WealthVest Financial Partners, a broker‑dealer focused, national annuity wholesaling firm, and is also the co‑founder and co‑president of WealthVest Marketing, a financial services marketing and distribution firm specializing in high quality fixed and fixed index annuities from insurance companies. From 1989 to 2000, he was an executive of American Skandia (and, from 2000 to 2003, its chief executive officer) where, among other things, he was chairman of the board of American Skandia Trust, overseeing the American Skandia mutual funds, and a member of the international board of Skandia Life, overseeing mutual fund and pension businesses throughout Europe, Asia, and South America.

R. James Maxson. Mr. Maxson is currently the majority owner of Maxson Law Office, P.C. which primarily concentrates on estate planning, business planning, trusts and estates, and transactional law. Mr. Maxson currently serves on the board of directors of the Peoples State Bank of Velva, North Dakota. He was previously chair of the Minot Area Development Corporation and the Vincent United Methodist Foundation and on the board of directors of the Kennedy Memorial Foundation. In addition, he is a former North Dakota State Senator, a former President of the North Dakota Trial Lawyers Association, and a former Democratic National Committeeman for North Dakota, as well as a former member of the boards of directors of St. Joseph’s Community Health Foundation, St. Joseph’s Foundation, and the Minot Community Land Trust.

Jerry M. Stai. Mr. Stai is on the faculty of Minot State University where he teaches accounting and finance courses, including corporate finance, investments, and financial institutions and markets.

Board Committees

The Audit Committee consists of the three Independent Trustees of the Trust: Jerry M. Stai, R. James Maxson, and Wade A. Dokken. The primary function of the Audit Committee is to assist the Board of Trustees in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices, and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors, recommends engagement or discharge of the auditors to the Board of Trustees, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls, and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee held two meetings during the fiscal year ended July 31, 2022.

The Governance and Nominating Committee consists of the three Independent Trustees of the Funds: Jerry M. Stai, R. James Maxson, and Wade A. Dokken. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board of Trustees. The Governance and Nominating Committee takes a leadership role in shaping the governance of the Funds. The Governance and Nominating Committee has adopted a charter and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. The Governance and Nominating Committee held five meetings during the fiscal year ended July 31, 2022.

When considering whether to add additional or substitute Trustees to the Board of Trustees, the Independent Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Trust’s Secretary at The Integrity Funds, Attention: Secretary, PO Box 500, Minot, North Dakota 58702. The request must include the following information:

•	name and address of shareholder and, if applicable, name of broker or record holder;

•	number of shares owned;

•	name of fund(s) in the Integrity/Viking Funds in which shares are owned;

•	whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees;

•	the name and background information of the proposed candidates; and

•	a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Additional Information about Trustees and Officers

Each Trustee and Officer serves the Funds until their termination; or until such individual’s retirement, resignation, or death; or otherwise as specified in the Fund’s organizational documents. The tables that follow show information for each Trustee and Executive Officer of the Fund.

Independent Trustees

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations During Past Five Years	Other Directorships Held During Past Five Years

Wade A. Dokken 1 N. Main St. Minot, ND 58703 March 3, 1960	Trustee	February 2016	12

Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present); Trustee: Integrity Managed Portfolios (2016 to 2018) and Viking Mutual Funds (2016 to present)

					None

R. James Maxson 1 N. Main St. Minot, ND 58703 December 12, 1947	Trustee	June 2003	12	Attorney: Maxson Law Office P.C. (2002 to 2019); Trustee: Integrity Managed Portfolios (1999 to 2018) and Viking Mutual Funds (2009 to present)	Peoples State Bank of Velva

Jerry M. Stai 2405 11th Ave NW Minot, ND 58703 March 31, 1952	Trustee	January 2006	12	Faculty: Minot State University (1999 to present); Trustee: Integrity Managed Portfolios (2006 to 2018) and Viking Mutual Funds (2009 to present)	None

Interested Trustee

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations During Past Five Years	Other Directorships Held During Past Five Years

Robert E. Walstad(1) 1 N. Main St. Minot, ND 58703 August 16, 1944	Trustee, Chairman	June 2003	12	Governor (2009 to present): Corridor Investors, LLC; Trustee and Chairman: Integrity Managed Portfolios (1996 to 2018) and Viking Mutual Funds (2009 to present)	None

Officers

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Principal Occupations During Past Five Years	Other Directorships Held During Past Five Years

Shannon D. Radke(2) 1 N. Main St. Minot, ND 58703 September 7, 1966	President	August 2009

Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Integrity Managed Portfolios (2009 to 2018) and Viking Mutual Funds (1999 to present)

Minot Area Community Foundation

Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 February 23, 1934	Vice President	June 2003	Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President: Integrity Managed Portfolios (1996 to 2018) and Viking Mutual Funds (2009 to present)	N/A

Shelly Nahrstedt 1 N. Main St. Minot, ND 58703 August 31, 1961	Treasurer	August 2020

Chief Operating Officer, Integrity Fund Services, LLC, and Treasurer, Viking Mutual Funds (2020 to present); Director of Financial Fund Administration, PNC Capital Advisors, LLC, and Treasurer, PNC Funds (2018-2019); Director, Cohen & Company (2003-2018)

N/A

Brent M. Wheeler(2) 1 N. Main St. Minot, ND 58703 October 9, 1970	Mutual Fund Chief Compliance Officer and Secretary	October 2005 and October 2009

Mutual Fund Chief Compliance Officer: Integrity Managed Portfolios (2005 to 2018) and Viking Mutual Funds (2009 to present); Secretary: Integrity Managed Portfolios (2009 to 2018), and Viking Mutual Funds (2009 to present)

N/A

(1)

Trustee who is an “interested person” of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of his ownership of a membership interest in Corridor, the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor. He is also a governor of Corridor.

(2)

Shannon D. Radke, Peter A. Quist, and Brent M. Wheeler each own membership interests in Corridor (the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor). Mr. Radke and Mr. Quist are also governors of Corridor. In addition, Mr. Radke is an officer of Corridor, an officer and a governor of Viking Management, and an officer and a governor of Integrity Fund Services and Integrity Funds Distributor.

In summarizing the above information, Messrs. Walstad, Dokken, Maxson, and Stai are Trustees of the two open-end investment companies that make up the Fund Complex. Mr. Radke serves as President, Mr. Quist serves as Vice President, Ms. Nahrstedt serves as Treasurer, and Mr. Wheeler serves as Secretary and Mutual Fund Chief Compliance Officer to the same two open-end investment companies that make up the Fund Complex.

Share Ownership in the Funds

For each Trustee, the dollar range of equity securities in the Funds beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the same family of investment companies as the Trust are shown below as of December 31, 2022:

	Interested Trustee	Independent Trustees
	Robert E. Walstad	Wade A. Dokken	R. James Maxson	Jerry M. Stai
Dividend Summit Fund	None	None	None	None
All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Aggregate)	$50,001 - $100,000	$10,001 - $50,000	over $100,000	$1 – $10,000

As of April 18, 2023, the Trustees and Officers of the Trust, as a group, owned of record and beneficially less than 1% of the shares of the Fund.

As of April 18, 2023, no Independent Trustee or his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Compensation

As of January 1, 2023, Trustees who are not considered to be “interested persons,” as that term is defined in the 1940 Act, of The Integrity Funds (previously defined as “Independent Trustees”) are paid an annual fee of $30,500 for service as trustee on the boards of the trusts in the Fund Complex. In addition, each Independent Trustee is entitled to receive a fee of $3,500 for attendance at each meeting of the Board of Trustees (whether attendance is telephonic or in person) that is not on the regular Board of Trustees meeting schedule. Mr. Walstad, as an “interested person” of The Integrity Funds, receives no compensation from The Integrity Funds for serving as a trustee; however, he does receive compensation from Corridor for serving in such capacity. The Funds have no retirement or pension plans for the Trustees. The table below sets forth the compensation earned by the Independent Trustees from the Funds and the Fund Complex for the fiscal year ended July 31, 2022.

	Interested Trustee	Independent Trustees
	Robert E. Walstad	Wade A. Dokken	R. James Maxson	Jerry M. Stai
Aggregate Compensation from the Fund(1)	$0	$0	$0	$0
Total Compensation from the Funds and Fund Complex(2)	$0	$26,250	$26,250	$26,250

(1)	The Fund commenced operations on or about May 1, 2023, and therefore the Independent Trustees did not earn compensation from the Fund for the fiscal year ended July 31, 2022.
(2)	As of July 31, 2022, the Fund Complex consisted of five series of the Trust and six series of Viking Mutual Funds.

ORGANIZATION AND CAPITALIZATION

From its inception on September 9, 1992 until February 9, 1998, The Integrity Funds were organized as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware statutory trust. In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.” On March 3, 2003, the trust was renamed “The Integrity Funds.”

The Integrity Funds are authorized to issue an unlimited number of shares. The Trustees of The Integrity Funds are responsible for the overall management and supervision of its affairs. Each share represents an equal and proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights, and are transferable. Pursuant to the 1940 Act, shareholders of the Fund are required to approve the adoption of any changes in fundamental investment restrictions or policies of such Fund. Shareholders of the Funds are also required pursuant to the 1940 Act to approve the adoption of any investment advisory agreement relating to such Fund (unless an exemptive order or other relief provided by the SEC applies). Shares of the Fund will be voted with respect to that Fund only, subject to certain exceptions. The Trustees are empowered by The Integrity Funds’ Declaration of Trust (the “Declaration of Trust”) and bylaws to create, without shareholder approval, additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. Currently, the Fund offers Class A shares, Class C shares and Class I shares. Class A shares, Class C shares and Class I shares differ in certain respects, including with regard to sales charges and fees. See “Purchase and Redemption of Shares” below and “How to Buy Shares” in the Prospectus.

Unless otherwise required by the 1940 Act or the Declaration of Trust, The Integrity Funds do not intend to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two‑thirds of all outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares entitled to vote. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

SHAREHOLDER AND TRUSTEE LIABILITY

The Integrity Funds are organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that the Fund will be liable for the debts or obligations of any other Fund. However, statutory authority limiting statutory trust shareholder liability may differ in other states. As a result, to the extent that a Delaware statutory trust or a shareholder thereof is subject to the jurisdiction of courts outside of Delaware, the courts may not apply Delaware law and findings with respect to liability may be different. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation, or instrument entered into or executed by The Integrity Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will generally not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In addition, the Trust has entered into a separate Indemnification Agreement with each of the Trustees (as well as the officers of the Trust) whereby the Trust has generally agreed to indemnify such persons to the fullest extent permitted by the laws of the State of Delaware. These Indemnification Agreements acknowledge, however, that, in certain instances applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, Brock Teets, an employee of Corridor Investors, LLC is the initial shareholder of the Fund and, as a result, has the ability to significantly affect the outcome of any matter requiring a shareholder vote. Shareholders owning more than 25% of the shares of the Fund are deemed to “control” the Fund within the meaning of the 1940 Act. After the public offering commences, it is not anticipated that Brock Teets, the employee of Corridor Investors, LLC, will continue to control the Fund by virtue of share ownership.

As of the date of this SAI, none of the officers or Trustees of the Trust owned any shares of the Fund.

INVESTMENT ADVISER

Viking Management has been retained by the Fund under an investment advisory agreement (the “Investment Advisory Agreement”) to act as the Fund’s investment adviser, subject to the authority of the Board of Trustees. Since July 31, 2009, Viking Management has been a wholly-owned subsidiary of Corridor. Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad, the chairman of the Board of Trustees of the Fund, and Shannon D. Radke, the president of Viking Management. Mr. Walstad and Mr. Radke are governors of Corridor and Mr. Radke is the president and chief executive officer of Corridor. Corridor provides investment advisory, distribution, and other services to the Fund, as well as to the other funds in the Fund Complex described above under “Trustees and Officers,” primarily through its subsidiaries. Viking Management has served as investment adviser to the Integrity/Viking Funds since 1999.

As investment adviser, Viking Management makes the day‑to‑day investment decisions for the Fund and continuously reviews, supervises, and administers the Fund’s investment programs. The address of Viking Management is PO Box 500, Minot, North Dakota 58702. As indicated above in “Trustees and Officers” (i) Shannon D. Radke, an officer of the Trust, is also a governor, member and officer of Corridor and a governor and officer of Viking Management; (ii) Robert E. Walstad, a Trustee and Chairman of the Board, is also a governor and member of Corridor; (iii) Peter A. Quist, an officer of the Trust, is also a governor and member of Corridor; and (iv) Brent M. Wheeler, an officer of the Trust, is also a member of Corridor.

The Investment Advisory Agreement provides that the Investment Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies, and limitations; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. In performing its investment management services to the Fund, the Investment Adviser has agreed to provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data, and judgments regarding individual investments, general economic conditions, and trends and long‑range investment policy. Except for certain expenses that have been specifically allocated to the Investment Adviser, the Investment Adviser is not required to pay any expenses of the Fund or the Trust.

For its services under the Investment Advisory Agreement, the Investment Adviser is entitled to a monthly management fee equal to an annualized percentage of the Fund’s average daily net assets. The investment management fee is allocated proportionally between the Fund’s share classes based on relative net assets. The annual management fee rate for the Fund is 0.75%.

The Investment Adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2024 so that the Fund’s net annual operating expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99% of the Fund’s average daily net assets for Class A shares, 1.74% of average daily net assets for Class C shares, and 0.74% of average daily net assets for Class I shares.

The terms of the expense limitation agreement provide that Viking Management is entitled to recoup from the Fund such amounts waived or reimbursed for a period of up to three years from the date on which Viking Management waived fees or reimbursed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. In addition, certain affiliated services providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before the Investment Adviser waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.

The Fund commenced operations on or about May 1, 2023. The Fund will report the amount of gross management fees incurred, management fee waivers, and net management fees after management fee waivers and other expenses reimbursed by the Adviser after the Fund has completed a fiscal period of operations.

The Investment Advisory Agreement will be in effect for an initial two-year term and, thereafter will continue to be in effect year to year as long as its continuation is approved at least annually by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party and by either the shareholders or the Board of Trustees. The Investment Advisory Agreement may be terminated at any time upon 60 days’ written notice by the Fund upon a vote of a majority of the Trustees or by a vote of the majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or upon 60 days’ written notice by the Investment Adviser, and will terminate automatically upon assignment (as defined in the 1940 Act).

The Investment Advisory Agreement provides that the Investment Adviser is not generally liable to, among others, the Fund, the Trust, or to any holder of the Fund’s shares, for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund’s shares in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

Portfolio Managers

Viking Management provides advisory services to the Fund under a portfolio management team (“Team”) that is jointly and primarily responsible for the day to day management of the Fund’s portfolios. The Team currently consists of Shannon Radke, Josh Larson, Michael Morey, and Trey Welstad.

Mr. Radke (Senior Portfolio Manager) is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a securities representative and as operations manager and later as chief operating officer of an investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for over twenty years. In addition to the Fund, Mr. Radke serves as a co‑portfolio manager to various other funds currently advised by Viking Management.

Mr. Larson (Portfolio Manager) holds Bachelor of Science degrees in Finance and Management from Minot State University. He joined Integrity Viking Funds in 2010 in the fund accounting division and as a research analyst for certain funds advised by Viking Management. In addition to the Fund, since May 2012, Mr. Larson has served as a co‑portfolio manager of the Integrity Dividend Harvest Fund, since May 2013, he has served as a co‑portfolio manager of the Integrity Growth & Income Fund, since November 2014, he has served as a co‑portfolio manager of the Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, and Oklahoma Municipal Fund, and since April 2015 he has served as a co-portfolio manager of Viking Tax-Free Fund for Montana, and Viking Tax-Free Fund for North Dakota.

Mr. Morey (Portfolio Manager) holds a Bachelor of Science degree in Finance from Minot State University. He joined the fund accounting division of Integrity Viking Funds in 2009 and has been a research analyst for certain funds advised by Viking Management since February 2010. In addition to the Fund, since May 2012, Mr. Morey has served as a co‑portfolio manager of the Integrity Dividend Harvest Fund, and since May 2013, he has served as a co‑portfolio manager of the Integrity Mid-North American Resources Fund.

Mr. Welstad (Portfolio Manager) holds Bachelor of Science degrees in Finance, Management, and Marketing from Minot State University. In May 2012, he graduated from Minot State University and, in June 2012, he began his work at Integrity Viking Funds as a research analyst for certain funds advised by Viking Management. Mr. Welstad is a CFA charterholder. In addition to the Fund, he has served as a co-portfolio manager of the Integrity Growth & Income Fund and the Integrity Dividend Harvest Fund since May 2015 and as a co-portfolio manager of the Integrity Mid-North American Resources Fund since July 2020.

Compensation

Each portfolio manager’s compensation is based on a fixed salary paid every other week. They are not compensated for client retention. Also, Corridor sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and a 4% match by Corridor of the employee’s gross pay as long as the employee has elected to contribute at least 4% of his or her gross pay.

In addition, Mr. Radke owns a membership interest in Corridor equal to approximately 10.49% of Corridor’s total membership interests. He initially received a membership interest in 2009 for, among other things, his experience and role in the operations of Corridor. Mr. Radke also purchased a portion of his membership interests in Corridor. In connection with their roles, Mr. Larson, Mr. Morey and Mr. Welstad also own membership interests in Corridor (in each case equal to less than 1% of Corridor’s total membership interests).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day‑to‑day management responsibilities with respect to more than one fund or other account. More specifically, the portfolio managers of the Fund are presented with the following potential conflicts.

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time, investment ideas, and investment opportunities across multiple funds and accounts.

•

With respect to securities transactions for the Fund, Viking Management determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund, as applicable, may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where Viking Management has an incentive, such as a performance‑based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day‑to‑day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. The portfolio managers of the Fund do not currently manage these types of accounts.

•

The Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that this code of ethics will adequately address such conflicts.

Viking Management and the Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed and Share Ownership in the Fund

The number of, and total assets in, all registered investment companies (other than the Fund), other pooled investment vehicles, and other accounts overseen by, and the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of July 31, 2022, are as follows:

Name of Portfolio Manager	Number of Registered Investment Company Accounts Overseen (Other than the Fund) & Total Assets for Such Accounts	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets for Such Accounts	Beneficial Ownership of Equity Securities in the Fund
Shannon D. Radke	8 accounts with assets of $709 million	None	None	None
Josh Larson	8 accounts with assets of $640 million	None	None	None
Michael Morey	2 accounts with assets of $399 million	None	None	None
Trey Welstad	3 accounts with assets of $477 million	None	None	None

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

Manager‑of‑Managers

Under the Investment Advisory Agreement, Viking Management is authorized, at its own cost and expense, to enter into a sub‑advisory agreement with a sub‑adviser with respect to the Fund. If an investment adviser delegates portfolio management duties to a sub‑adviser, the 1940 Act generally requires that the sub‑advisory agreement between the adviser and the sub‑adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub‑adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

In 2009, shareholders of each then existing Fund approved a “manager of managers” structure for their fund. Subsequently, the initial shareholder of the Dividend Harvest Fund and the Short Term Government Fund approved the structure for each respective fund. Under the terms of an order from the SEC, the Fund may be managed under a “manager-of managers” structure (the “SEC Order”). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but without obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to the Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund.

Under the “manager‑of‑managers” structure, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub‑advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Fund’s Board of Trustees) to oversee sub‑advisers and recommend to the Board their hiring, termination, and replacement. Viking Management would remain responsible for providing general management services to the Fund utilizing the manager‑of‑managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub‑advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub‑advisers; (iv) monitor and evaluate the performance of sub‑advisers; and (v) implement procedures reasonably designed to ensure that the sub‑advisers comply with the Fund’s investment objectives, policies, and restrictions.

Code of Ethics

Viking Management, Integrity Funds Distributor, and the Fund have adopted codes of ethics under Rule 17j‑1(c) of the 1940 Act. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception, or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the respective codes to invest in securities, including securities that may be purchased or held by the Fund, subject to the restrictions of the codes.

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR

Integrity Fund Services, a wholly‑owned subsidiary of Corridor, a North Dakota limited liability company affiliated with Viking Management and Integrity Funds Distributor, provides the Fund with transfer agent, accounting, and administrative services. Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703.

Transfer Agent

As transfer agent, Integrity Fund Services performs many of the Fund’s clerical and administrative functions. For its transfer agency services, every month the Fund pays Integrity Fund Services an asset‑based fee, plus reimbursement of out‑of‑pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class of the Fund. The Transfer Agent is responsible for (among other things) administering and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer, and redemption or repurchase (including coordination with the custodian) of shares.

Accounting Service Provider and Administrator

Accounting services provided by Integrity Fund Services to the Fund may include, but are not limited to, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi‑annual and annual reports. As administrator for the Fund, Integrity Fund Services manages all aspects of the Fund’s operations except those provided by other service providers. For accounting and administrative services, the Fund pays to Integrity Fund Services at the end of each calendar month a flat fee plus an asset‑based fee and reimburses Integrity Fund Services for certain out‑of‑pocket expenses.

After the Fund has completed a fiscal period of operations, the Fund will report the amount paid to Integrity Fund Services for accounting and administrative services provided for such fiscal period.

CUSTODIANS

UMB Bank, N.A., Institutional Custody, 928 Grand Blvd, Kansas City, Missouri 64105, serves as the custodian of the Fund and has custody of all securities and assets of the Fund. UMB Bank, N.A., among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115. Shareholders will receive annual financial statements, together with a report of the independent registered public accounting firm and semi‑annual unaudited financial statements of the Fund. The independent registered public accounting firm will report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund.

COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601 serves as counsel for the Trust.

THE UNDERWRITER

Shares of the Fund are offered on a continuous basis through Integrity Funds Distributor, located at 1 Main Street North, Minot, North Dakota 58703.

Since July 31, 2009, Integrity Funds Distributor has been a wholly owned subsidiary of Corridor. Prior to July 31, 2009, Integrity Funds Distributor was a wholly owned subsidiary of Integrity Mutual Funds, Inc. Shannon D. Radke is an officer and governor of Corridor, an officer of the Fund, and an officer and governor of Integrity Funds Distributor. Peter A. Quist is a governor of Corridor and an officer of the Fund. Robert E. Walstad is a governor of Corridor and a Trustee and Chairman of the Board. Brent M. Wheeler, an officer of the Trust, is also a member of Corridor. See “Trustees and Officers” above. Mr. Radke, Mr. Walstad, Mr. Quist, and Mr. Wheeler are each members of Corridor and, accordingly, may indirectly benefit from the payment of 12b-1 fees (with respect to Class A shares or Class C shares) or brokerage commissions by the Funds to the Distributor.

Pursuant to a Distribution and Services Agreement with the Fund, Integrity Funds Distributor serves as principal underwriter and distributor of the Fund. Pursuant to this agreement, Integrity Funds Distributor purchases shares of the Fund for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders. Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares. Integrity Funds Distributor receives for its services the applicable sales charge of the Fund’s Class A shares, and reallows a majority or all of such amount to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer. Integrity Funds Distributor does not receive any sales charge with respect to the Class I shares of the Fund.

Integrity Funds Distributor may be entitled to compensation under the Rule 12b-1 plan, as discussed below. The Fund will report the aggregate dollar amount of underwriting commissions Integrity Funds Distributor received in connection with the offering of the Fund’s Class A and Class C shares and net underwriting discounts and commissions Integrity Funds retrained after allowances to dealers once the Fund has completed a fiscal period of operations. Except as noted, Integrity Funds Distributor receives no other compensation from the Fund for acting as underwriter.

Compensation

The Fund will report the amount of underwriting commissions, brokerage commissions, compensation on redemptions, and any other compensation received by Integrity Funds Distributor from the Fund after the Fund has completed a fiscal period of operations.

Dealer Compensation

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the Integrity/Viking Funds. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Integrity/Viking Funds, including costs associated with educating a firm’s financial advisors about the features and benefits of the Integrity/Viking Funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity/Viking Funds.

In fiscal year 2023, the Distributor expects that it will pay additional compensation to the following dealers:

J.P. Morgan Clearing Corp.

UBS Financial Services, Inc.

Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

12b‑1 Plans

The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b‑1 under the 1940 Act. Rule 12b‑1 provides that any payments made by a fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. The Fund has also entered into a related Distribution and Services Agreement with Integrity Funds Distributor. Under the Fund’s Plan related to the Class A shares, the Fund is authorized to pay Integrity Funds Distributor an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class A shares (the “Class A 12b‑1 Fee”). Under the Fund’s Plan related to the Class C shares, it is authorized to pay Integrity Funds Distributor an annual fee of up to 1.00% (up to 0.75% for distribution and up to 0.25% for shareholder services) of the average daily net assets of the Fund’s Class C shares (the “Class C 12b‑1 Fee”) (the Class A 12b‑1 Fee and Class C 12b‑1 Fee are collectively referred to as the “12b‑1 Fee”).

Integrity Funds Distributor may use this 12b‑1 Fee to pay a fee on a quarterly basis to broker‑dealers, including Integrity Funds Distributor and affiliates of the Investment Adviser, banks, and savings and loan institutions, and their affiliates and associated broker‑dealers that have entered into service agreements with Integrity Funds Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. To the extent any of the 12b‑1 Fee is not paid to Service Organizations as a service fee, Integrity Funds Distributor may use such fee for its expenses of distribution of Fund shares. The 12b‑1 Fee payable to Integrity Funds Distributor is calculated and paid monthly and the service fee payable to Service Organizations is calculated quarterly and paid the month following the calculation. In return, Integrity Funds Distributor will bear all expenses in connection with the distribution of shares of the Fund, such as, among other expenses: expenses of persons who provide support services in connection with the distribution of shares; costs relating to the formulation and implementation of marketing and promotional activities; and costs of printing and distributing prospectuses, reports and sales literature to prospective shareholders. The Plan compensates Integrity Funds Distributor regardless of its expenses, however, and, in any given year, Integrity Funds Distributor may have fewer expenses than the amount of the payments.

The Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Fund’s Board, including a majority of the trustees who are not “interested persons” of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). The Fund’s Plan may be terminated at any time, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the applicable class of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder with respect to a class would require approval by a majority of the outstanding shares of the affected class of the respective Fund. Other material amendments to the Fund’s Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. Integrity Funds Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Integrity Funds Distributor may, out of its own resources, make payments to dealers that are holders or dealers of record for accounts in the Fund. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives, and management representatives of the dealer. Integrity Funds Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, Integrity Funds Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund. Such compensation provided by Integrity Funds Distributor may include financial assistance to dealers that enable Integrity Funds Distributor to participate in and/or present at conferences or seminars, sales, or training programs for invited registered representatives and other employees, client and investor events, and other dealer‑sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self‑regulatory agency, such as FINRA. Integrity Funds Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

Integrity Funds Distributor has voluntarily agreed (not as part of the Distribution Agreement) to waive a portion of the fee payable under the Plan during the early stages of the Fund’s existence and may voluntarily waive a portion of such fee at other times.

The Fund will report the amount of 12b-1 Fees paid by the Fund’s Class A and Class C shares for the most recent fiscal period, as well as the amount of 12b-1 Fees spent on various distribution activities and the amount of unreimbursed Plan expenses incurred by the Distributor and carried over to future periods, after the Fund has completed a fiscal year of operations.

You can ask your dealer for information about any payments it receives from the Distributor and any services provided. See also “Purchase and Redemption of Shares” for additional information regarding compensation to dealers.

PROXY VOTING POLICY

The Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to the Fund’s underlying securities holdings. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider revising its proxy voting policy (“Policy”). Under the Policy, the Investment Adviser may retain outside consultants for analyses of issues and to act as voting agent. Currently, the Investment Adviser generally follows proxy voting guidelines developed by Glass, Lewis & Co.

The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between the Fund’s shareholders and the Investment Adviser or any of its affiliates or an affiliate of the Fund. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser will normally refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the Fund.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETFs or other investment company shares held by the Fund, the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

After the Fund has commenced operations, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available by the following August 31, upon request and without charge, by calling 800-276-1262, and on the SEC’s website at www.sec.gov or at the Trust’s website at www.integrityvikingfunds.com.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over‑the‑counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker‑dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. While the Investment Adviser generally seeks to obtain the most favorable prices, the Fund may not necessarily pay the lowest spread or commission available. In selecting brokers and dealers to execute portfolio transactions, the Investment Adviser is authorized to consider the prices and rates of brokerage commissions, as well as other relevant factors, including:

•	the market impact of the trade;

•	the broker or dealer’s execution capabilities;

•	the size of the transaction;

•	the difficulty associated with executing the transactions;

•	the operational facilities of the broker or dealer;

•	the risk to the broker or dealer of positioning a block of securities;

•	brokerage service arrangements made available by the broker or dealer; and

•	research, brokerage, and other services provided by the broker or dealer (as described below).

Although commissions paid on every transaction will, in the judgment of the Investment Adviser, be reasonable in relation to the value of the brokerage services provided, under each investment advisory agreement and sub‑advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an Adviser may cause the Fund to pay a commission to broker‑dealers who provide brokerage and research services to the Adviser for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker‑dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker‑dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of an Adviser and not solely or necessarily for the benefit of the Fund. The Investment Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by an Adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees and sub-advisory fees that are paid to the Investment Adviser and the Sub-Advisers, respectively, will not be reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Investment Adviser. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to Viking Management, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Securities owned by the Fund may not be purchased from or sold to the Investment Adviser or any affiliated person (as defined in the 1940 Act) of the Investment Adviser except as may be permitted by applicable rules and regulations. Affiliated persons of the Investment Adviser include its parent, Corridor, each of their respective subsidiaries, and the Officers and Directors of any of such entities.

The Fund will report the amount of brokerage commissions paid after the Fund has completed a fiscal period of operations.

The Fund is authorized to execute portfolio transactions through, and to pay commissions to broker‑dealers affiliated with the Investment Adviser, and to purchase securities in underwritings in which these broker‑dealers are members of the underwriting syndicate. The Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Investment Adviser, Integrity Funds Distributor, or their affiliates.

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with Integrity Funds Distributor or from Integrity Funds Distributor directly. The Fund offers Class A shares, Class C shares, and Class I shares. Class A shares, Class C shares, and Class I shares are described below and in the Prospectus.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up‑front sales charge, if any, imposed at the time of purchase as set forth in the Prospectus. If you invest $1 million or more in the Fund, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 24 months of purchase. Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase of Class A shares from the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a hypothetical price of $10 per Class A share of the Fund.

Net Asset Value per Share	Per Share Sales Charge*	Per Share Offering Price to the Public
$10.00	$0.53	$10.53

*The per share sales charge is 5.00% of net asset value per share for purchases of less than $50,000.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with Integrity Funds Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with Integrity Funds Distributor. Such dealer or agent may place a telephone order with Integrity Funds Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

The Fund receives the net asset value of all its respective shares that are sold. Integrity Funds Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time, Integrity Funds Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which Integrity Funds Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by Integrity Funds Distributor or participates in sales programs sponsored by Integrity Funds Distributor. These programs will not change the price that an investor pays for shares or the amount that the Fund will receive from such sale. See also “Distributor” for additional information regarding fees paid to broker‑dealers and others.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co, and Morgan Stanley Wealth Management.

Reduction of Up‑Front Sales Charges on Class A Shares

Letters of Intent (“LOI”)

You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount in Class A shares of Integrity/Viking Funds during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

•

you authorize the Distributor to reserve 5% of your total intended purchase registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and the Fund will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

•	you give the Distributor a security interest in the reserved shares and appoint the Distributor as attorney-in-fact.

•	the Distributor may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

•	although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Integrity/Viking Fund will be effective only after notification to the Distributor that the investment qualifies for a discount. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the LOI when placing purchase orders during the LOI period. Any purchases you made within 90 days before you filed your LOI may also qualify for a retroactive reduction in the sales charge. Accumulated holdings (as described in the discussion below entitled “Rights of Accumulation”) eligible to be aggregated as of the day immediately before the LOI period may be credited towards satisfying the LOI. If you file your LOI with the Fund before a change in the Fund’s sales charge, you may complete your LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Integrity/Viking Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you as you direct. If the amount of your total purchases (including reinvested dividends), less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by the Distributor and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase on the dollar amount of the total purchases.

If the amount of your total purchases (including reinvested dividends), less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (including reinvested dividends and less redemptions) during the period. You will need to send the Distributor an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, an appropriate number of reserved shares will be redeemed to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, the additional sales charge due will be deducted from the sale proceeds and the balance will be forwarded to you.

For LOIs filed on behalf of retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Integrity/Viking Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse, children, and grandchildren if they are under the age of 21 (cumulatively, the “Investor”) in some or all of the Integrity/Viking Funds to reach a breakpoint discount. Your retirement plan accounts, family trust accounts and solely controlled business accounts may also be included. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k), 403(b), or 457 plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

A purchase of shares may qualify for a ROA. The applicable sales charge will be based on the total of:

•	the Investor’s current purchase of shares in the Integrity/Viking Funds; and

•	the cumulative cost of shares purchased or the current market value of the shares of the Integrity/Viking Funds held by the Investor, whichever is greater.

For example, if an Investor owned shares worth $40,000 at the current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of shares through a broker‑dealer, when each purchase is made, the individual investor or the broker‑dealer must provide the respective Integrity/Viking Fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Integrity/Viking Funds.

Investments of $1 Million or More

If you invest $1 million or more in the Fund, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 24 months of purchase. The CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions in the Fund. Each time you place a redemption request, the Fund will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Fund will sell the shares in the order in which they were purchased. The same method will be used if you exchange your shares into another Integrity/Viking Fund.

CDSC Waivers

A CDSC may not be assessed on redemptions of the Fund:

•

following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 729(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon death;

•	representing minimum required distributions from an IRA or other retirement plan as required under the Internal Revenue Code.

Group Program

The Fund has a group investment and reinvestment program (the “Group Program”) which allows investors to purchase Class A shares of the Fund with a lower minimum initial investment and with a lower sales charge, if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program

If the investor’s Group Program (such as an employee investment program) meets the requirements described below, the Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Prospectus for each purchase by a participant of a Group Program will be based on the combined current purchases of such group of Class A shares together with the combined net asset value of Class A shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program

The cost savings criteria to the Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

•	the administrator of an investor’s investment program must have entered into an agreement with Integrity Funds Distributor;

•

such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program; and

•

such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent’s processing system.

Additional Criteria for the Group Program

As further requirements for obtaining these special benefits under the Group Program, the Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional Class A shares without any systematic withdrawal program described herein and that the minimum new investment in Class A shares of the Fund by each participant in an employee investment program be at least $25 per month. The Fund reserves the right to modify or terminate this program at any time.

Sales Charge Waivers for Certain Investors—Class A Shares

Class A shares of the Fund may be purchased without an initial sales charge by various individuals and institutions, including:

•

current and former registered representatives and employees, including their immediate families, of broker‑dealers having selling group agreements with Integrity Funds Distributor or any trust, pension, profit‑sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents, and their siblings);

•

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody, or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor or one of its affiliates, or any trust, pension, profit‑sharing, or other benefit plan for such persons;

•	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•	investors purchasing through certain asset- or transaction-fee based investment advisers, broker dealers, bank trust departments, and other financial services firms;

•	401(k), 403(b), 457, profit‑sharing, and defined benefit plans; excluded from this waiver are SEPs, SARSEPs, and SIMPLE IRAs; and

•	foundations and endowments, provided the foundation or endowment has assets of $1 million or more.

The elimination of the up‑front sales charge for certain individuals and institutions is provided because of anticipated economies of scale and reduced sales‑related efforts. The Fund must be notified in advance that you believe your investment qualifies for a sales charge reduction or waiver.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Class C Shares

As described in the Prospectus, you can buy Class C shares of the Fund at the offering price, which is the net asset value per share. The Fund has adopted a plan under Rule 12b‑1 with respect to its Class C shares that authorizes the Fund to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of its Class C shares and for providing personal services and the maintenance of shareholder accounts. Under Fund’s Plan, with respect to its Class C shares, the plan may pay an annual Rule 12b‑1 fee of up to 1.00% of its average daily net assets (comprised of a service fee of up to 0.25% of the average daily net assets of the Class C shares and a distribution fee of up to 0.75% of the average daily net assets of the Class C shares). Because these fees are paid out of the Fund’s assets on an on‑going basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges. There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC for the Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

To keep your CDSC as low as possible, each time you place a request to sell shares, shares in your account that are not subject to a CDSC will be sold first. If there are not enough of these to meet your request, shares will be sold in the order they were purchased.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Class I Shares

As described in the Prospectus, you can buy Class I shares of the Fund at the offering price, which is the net asset value per share. There is no sales charge or Rule 12b-1 fee that is charged on the Class I shares of the Fund.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations.

Class I shares are also available for purchase by the following categories of investors:

•	investors who purchase through a fee based advisory account with a financial intermediary;

•	employer sponsored retirement and benefit plans, endowments, or foundations;

•

banks or bank trust departments investing for their own account or for funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity;

•

subject to applicable law and/or exemptive relief, any registered investment company that is not affiliated with the Integrity/Viking Funds and which invests in securities of other investment companies;

•	any plan organized under section 529 under the Code (i.e., a 529 plan);

•

any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary for themselves, their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents‑in‑law, sons‑in‑law and daughters‑in‑law, siblings, a sibling’s spouse and a spouse’s siblings), their IRAs or employer sponsored IRAs;

•	current, former, and retired trustees/directors, employees, and officers of any Integrity/Viking Fund for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

•	current, former, and retired officers, directors, and governors of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

•

current, former, and retired employees of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, partnership, sole proprietorship, or other business organization in which such persons own a 25% or greater stake; and

•

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, sole proprietorship, or other business organization in which such persons own a 25% or greater stake.

Any shares purchased by investors falling within any of the last five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

Unless otherwise noted, Class I shares are not available for IRAs or employer sponsored IRAs, unless purchased through a fee-based advisory account with a financial intermediary.

Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Fund shares are available in other share classes that have different fees and expenses.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

The Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should the Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have 60 days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through a monthomatic investment plan (minimum initial investment is $50). With the monthomatic investment plan, monthly investments (minimum $50) are made automatically from the shareholder’s account at a bank, savings and loan association, or credit union into the shareholder’s Fund account. By enrolling in the monthomatic investment plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the monthomatic investment plan by sending written notice to the Transfer Agent. See “Automatic Investment Plan—the Monthomatic Investment Plan” in the Prospectus for additional information.

Exchange Privilege and Share Class Conversions

As described in the Prospectus under “Special Services—Exchanging Shares,” the Fund offers an exchange privilege. The exchange privilege permits a Class A shareholder in the Fund to exchange Class A shares between any Integrity/Viking Fund with an up‑front sales charge structure without paying any additional sales charges. In addition, a Class C shareholder in the Fund may exchange Class C shares for Class C shares of another Fund that offers Class C shares. However, owners of Class A shares of the Fund may not exchange their Class A shares for Class C shares, and owners of Class C shares of the Fund may not exchange their Class C shares for Class A shares. Class I shareholders in the Fund may exchange Class I shares for Class I shares of another Integrity/Viking Fund that offers Class I shares. Exchange purchases are subject to eligibility requirements as well as the minimum investment requirements of the fund purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

As described in the Prospectus under “Special Services—Share Class Conversions,” shares of certain classes of the Fund may be converted into shares of certain other classes of the same Fund, provided that you are eligible to buy the new share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of the Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes. Any CDSC associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

The exchange privilege and conversion right may be changed or discontinued upon 60 days’ written notice to shareholders and are available only to shareholders where such exchanges or conversions may be legally made. A shareholder considering an exchange or conversion should obtain and read the prospectus of the applicable Integrity/Viking Fund and consider the differences between it and the fund whose shares he owns or class of shares he owns, as applicable, before making an exchange or conversion. For further information on how to exercise the exchange privilege or to effect conversions, contact the Transfer Agent.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds within 365 days at net asset value without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, your CDSC will be refunded as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. The Fund may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Minimum Investment

The minimum initial investment for the Fund per share class is $1,000 ($50 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account), and the minimum subsequent investment is $50, but the Fund may accept investments of smaller amounts at their discretion and such minimum amounts may be changed at any time.

Redemptions

Requests to sell $100,000 or less generally can be made over the telephone by calling Integrity Fund Services at 800‑601‑5593 or with a simple letter addressed to Integrity Fund Services, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Fund, Integrity Fund Services will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

•	you are selling more than $100,000 worth of shares;

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or pre‑authorized bank or brokerage firm account; or

•	you have changed the address on your account by phone within the last 30 days.

Payment for shares redeemed will be made in cash as promptly as practicable (but in no event later than seven days) after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When the Fund is requested to redeem shares for which it may not yet have received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within fifteen calendar days).

Payment for shares redeemed may also be done through the Automated Clearing House (“ACH”) network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer. In addition, redemption checks may be sent by overnight mail for a fee which will reduce the amount of your redemption proceeds. Redemption proceeds may be transmitted through a wire transfer for a fee which will reduce the amount of your redemption proceeds.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell, or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as the Fund take certain measures to verify telephone requests, it will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Additional Information on Purchases and Redemptions

The Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Fund.

The Fund may suspend the right of redemption or delay payment more than seven days:

•	during any period when the NYSE is closed for trading (other than customary weekend and holiday closings) or trading is restricted, as determined by the SEC;

•	when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The NYSE is currently closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the Fund’s portfolio securities at the time.

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 1%, out of its own resources, to broker‑dealers who initiate and are responsible for the purchase of Class A shares for qualified retirement plans or of $1 million or more. Integrity Funds Distributor may pay a commission of 0.40%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares for qualified retirement plans or of $200,000 or more.

The Fund allocates net interest income to those shares for which the Fund has received payment.

Systematic Withdrawal Program

The systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual, or annual basis. The value of your account must be at least $5,000. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, on the 5th or 20th day of the month in which a payment is scheduled. If the 5th or 20th falls on a weekend or holiday, the redemption will be processed on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you.

You may discontinue a systematic withdrawal plan or change the amount and schedule of withdrawal payments by notifying the Fund by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder’s death or incapacity.

NET ASSET VALUE

Net asset value (“NAV”) per share is determined by dividing the total value of the Fund’s assets, less any liabilities, by the number of shares of the Fund outstanding.

The NAV per share of the Fund is determined by Integrity Fund Services as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Standard Time) on each day when the NYSE is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

The Fund’s investments are primarily valued using market quotations to the extent market quotations are readily available and reliable. Assets for which market quotations are available and reliable are valued as follows:

•

each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price;

•	each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System;

•	United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and

•

To the extent the Fund invests in open-end management investment companies, the Fund’s NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than ETFs, which are valued at their current market value) in which the Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing.

All of these prices are obtained by Integrity Fund Services from services that collect and disseminate such market prices.

As described in the Prospectus, the Board approved amended valuation procedures for the Integrity Funds that took effect on September 8, 2022 pursuant to new Rule 2a-5 under the 1940 Act (“Amended Valuation Procedures”). Pursuant to new Rule 2a-5 and the Amended Valuation Procedures, the Board has designated the Investment Adviser as the Fund’s “valuation designee” to perform all fair valuations of the Fund’s portfolio holdings, subject to the Board’s oversight.

Short-term money market instruments (such as certificates of deposit, bankers’ acceptances, and commercial paper) are fair valued using bid quotations or by reference to bid quotations of similar instruments of issuers with similar credit ratings. Bid quotations for short-term money market instruments are typically provided by pricing services.

In addition, corporate debt securities (other than short‑term instruments described above) are valued at prices furnished by a pricing service, subject to review and possible revision by the Investment Adviser. Short‑term securities with remaining maturities of 60 days or less for which market quotations and information pricing service are not readily available may be fair valued either at amortized cost or at original cost plus accrued interest, subject to Board supervision.

EXPENSES OF THE FUND

The expenses of the Trust and of the Fund include, among others:

•	organization and certain offering expenses of the Fund (including out‑of‑pocket expenses, but not including the Investment Adviser’s overhead and employee costs);

•	fees payable to the Investment Adviser and to any other Fund advisers or consultants;

•	legal expenses;

•	auditing and accounting expenses;

•	interest expenses;

•	telephone, telex, facsimile, postage, and other communications expenses;

•	taxes and governmental fees;

•	fees, dues, and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations;

•	cost of insurance relating to fidelity coverage for the Trust’s officers and employees;

•	fees and expenses of the Fund’s administrator or of any custodian, subcustodian, transfer agent, fund accounting agent, registrar, or dividend disbursing agent of the Funds;

•	payments for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any;

•	expenses of preparing share certificates, if any;

•	other expenses in connection with the issuance, offering, distribution, or sale of securities issued by the Fund;

•	expenses relating to investor and public relations;

•	expenses of registering shares of the Fund for sale and of compliance with applicable state notice filing requirements;

•

brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund;

•	expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices, and dividends to current shareholders;

•	costs of stationery or other office supplies;

•	any litigation expenses;

•	costs of shareholders’ and other meetings;

•

the compensation and all expenses (specifically including travel expenses relating to the Fund’s business) of officers, Trustees, and employees of the Trust who are not interested persons of the Investment Adviser; and

•

travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, governors, or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

TAXATION OF THE FUND

This section summarizes some of the material U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a partnership, a non‑U.S. person, a broker‑dealer, or other investor with special circumstances. In addition, this section does not describe any state, local, or foreign tax consequences of investing in Fund shares.

This federal income tax summary is based in part on the advice of counsel to the Fund. The IRS could disagree with any conclusions set forth in this section.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor, including the applicability and effect of state, local, foreign and other tax laws.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). During periods when the Fund qualifies as a RIC and distributes all its income, the Fund generally will not pay federal income taxes.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest, and net short‑term capital gains in excess of net long‑term capital losses) and at least 90% of its net tax‑exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward net capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short‑term and long‑term character of such losses are retained rather than being treated as short‑term as under previous law. Pre‑enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post‑enactment net capital losses must be utilized before pre‑enactment capital losses. As a result, pre‑enactment capital loss carryforwards may be more likely to expire unused.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long‑term capital gain over net short‑term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one‑year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Ordinary Income Distributions and Capital Gain Dividends

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual or other non-corporate shareholder from a RIC (such as the Fund) are generally taxed at the same rates that apply to net capital gain, provided that certain holding period and other requirements are satisfied and provided the dividends are attributable to qualified dividend income received by the Fund itself. Dividends received by the Fund from foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances.

The Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for qualified dividend income treatment. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as qualified dividend income.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from the Fund.

Distributions of net capital gain (the excess of net long‑term capital gain over net short‑term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long‑term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital for federal income tax purposes. If the Fund makes a return of capital distribution, the distribution will not be taxable to you to the extent of your basis in your shares and thereafter will be treated as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or lower capital loss when you sell your shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long‑term or short‑term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long‑term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long‑term capital loss to the extent of any distributions of long‑term capital gain received by the shareholder with respect to such shares. In addition, a shareholder cannot take into account any sales or similar charge incurred in acquiring shares of the Fund (a “load charge”) in computing gain or loss on the sale of shares of the Fund if the shareholder sells such shares within 90 days of the date the shares are acquired and the shareholder obtains and subsequently exercises, by January 31 of the calendar year following the calendar year of the sale, the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge. (However, such charges shall be treated as incurred in connection with the reinvestment in the shares and will be included in the adjusted basis of such shares.)

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things:

•	disallow, suspend, or otherwise limit the allowance of certain losses or deductions;

•	convert lower taxed long‑term capital gain into higher taxed short‑term capital gain or ordinary income;

•	convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited);

•	cause the Fund to recognize income or gain without a corresponding receipt of cash;

•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and

•	adversely alter the characterization of certain complex financial transactions.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short‑term or long‑term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount, and timing of distributions to shareholders. These provisions also will require the Fund to mark‑to‑market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the requirements for avoiding excise taxes.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Buying Shares Close to a Record Date

Distributions by the Fund reduce the NAV of the Fund’s shares. Should a taxable distribution reduce the NAV below a shareholder’s cost basis, the distribution would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. Specifically, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, fail to make required certifications, or who have been notified (or the Fund is notified) by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Special U.S. tax certification requirements apply to non-U.S. investors. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Tax Credit

Investment income and some capital gains received by the Fund on foreign securities may be subject to withholding or other foreign taxes. If the Fund is eligible to and makes an election under the Code, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes, subject in each case to certain limitations.

Non‑U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non‑U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non‑U.S. persons, distributions to non‑U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest (including a futures contract or option) in such securities, partnership interests, or commodities. Dispositions of shares and capital gains dividends received by such persons may be subject to such withholding after December 31, 2019.

Distributions to non‑financial non‑U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address, and taxpayer identification number of each substantial U.S. owner. Dispositions of shares and capital gain dividends received by such persons may be subject to such withholding after December 31, 2019.

Income Not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non‑U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non‑U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non‑U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non‑U.S. shareholder certifies his or her non‑U.S. status under penalties of perjury or otherwise establishes an exemption. If a non‑U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest‑related dividend attributable to certain interest income received by the Fund or as a short‑term capital gain dividend attributable to certain net short‑term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. The Fund may choose not to designate such amounts.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (i) gains realized on the disposition of USPRIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non‑U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents, and domestic corporations. Non‑U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non‑U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non‑U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

Distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest (including a futures contract or option) in such securities, partnership interests, or commodities.

Distributions to nonfinancial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address, and taxpayer identification number of each substantial U.S. owner.

Other Taxation

Fund shareholders may be subject to state, local, and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

FINANCIAL STATEMENTS

Because the shares of the Fund are newly offered, there is no financial information available for shares as of the date of this SAI.